ANNUAL REPORT AS OF
FEBRUARY 28, 1997


SEI INTERNATIONAL TRUST



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International Equity
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Emerging Markets Equity
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International Fixed Income
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[SEI INVESTMENTS LOGO]

LETTER TO SHAREHOLDERS
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SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

DEAR SHAREHOLDER:
     This past year proved to be a challenging one for investors in non-U.S. bond and equity markets. Shifting views on the pace of European monetary accord and the likely initial entrants into the European Monetary Union (EMU) provoked startling reform in government finances in a number of countries and often led to volatile activity in the debt markets. Among the world's equity markets, frustration with the pace of Japan's economic recovery continued, while investors in the "Tiger" and emerging markets of Asia were confronted with the unusual environment of slowing growth rates and slackened demand for critical products.
     SEI's International Portfolios weathered these conditions in good form as the accompanying discussion and analysis section reveals. I am pleased to report, the International Equity Portfolio, Emerging Markets Equity Portfolio and the International Fixed Income Portfolio all outperformed their market indices for the year ended February, 1997.
     The past year offered several demonstrations of SEI's dedication to continual improvement and management of our investment strategies. Major enhancements were made in the execution of our developed and emerging markets equity strategies. Four new specialist sub-advisers were added to the International Equity Portfolio while three were added to the Emerging Markets Equity Portfolio. In the International Equity Portfolio, Farrell-Wako Global Investment Management, Inc., Seligman Henderson Co., Yamaichi Capital Management Inc. and Lazard London International Investment Management Limited each provide the Portfolio with precise regional and style specialties as well as specific stock-selection skills. In the Emerging Markets Portfolio, the addition of Coronation Asset Management Ltd., Parametric Portfolio Associates and Yamaichi Capital Management (Singapore) Limited, along with the decision to focus the contributions of Montgomery Asset Management, L.P. on the Latin American markets, provide greater coverage of the distinct regions across the emerging market landscape. These attributes better align our implementations with the conclusions of our extensive research effort to maximize returns in the non-U.S. equity markets.
     Continuing our efforts toward improving our investment lineup, shortly after the close of the Trust's fiscal year, SEI received approval from the Board of Trustees to open a new Emerging Market Debt Portfolio. Emerging market debt securities have grown from obscure intra-bank trading instruments to significant components of the world's capital markets. Additional information on this Portfolio will be forthcoming.
     In closing, I would like to relate a recent experience that further underscores SEI's commitment to deliver superior investment results. As you know, SEI's investment analysts spend considerable time visiting potential sub-advisers and conducting thorough "field" research. Earlier in February, a group of analysts from our Non-U.S. Equity Team was traveling in Hong Kong and Taiwan at the time of the death of China's paramount leader, Deng Xiaoping. While widely anticipated, given Deng's advanced age, the event nevertheless caused considerable uncertainty in world financial markets as to Chinese commitment to free-market practices. Our team's conclusions, based on first-hand research, which included discussions with leading members of the Taiwanese business and political community, was that the reform measures will continue and that China remains committed to raising local living standards and joining the market for global trade.
     I believe our activities over the past year, coupled with our ongoing research efforts have positioned the Trust's Portfolios and shareholders to reap the significant benefits of global investing. I thank you for your continued support of SEI's Portfolios and look forward to reporting our future accomplishments.

Respectfully,


/S/ SIGNATURE
David Lee
President

TABLE OF CONTENTS
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REVIEW OF NON-U.S. EQUITY MARKETS....................................     1
REVIEW OF NON-U.S. BOND MARKETS......................................     3
MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FUND PERFORMANCE
      INTERNATIONAL EQUITY PORTFOLIO.................................     4
      EMERGING MARKETS EQUITY PORTFOLIO..............................     6
      INTERNATIONAL FIXED INCOME PORTFOLIO...........................     8
STATEMENTS OF NET ASSETS.............................................    10
STATEMENTS OF ASSETS AND LIABILITIES.................................    24
STATEMENTS OF OPERATIONS.............................................    25
STATEMENTS OF CHANGES IN NET ASSETS..................................    26
FINANCIAL HIGHLIGHTS.................................................    27
NOTES TO FINANCIAL STATEMENTS........................................    28
REPORT OF INDEPENDENT ACCOUNTANTS....................................    34
SHAREHOLDER VOTING RESULTS...........................................    35
NOTICE TO SHAREHOLDERS...............................................    39

REVIEW OF NON-U.S. EQUITY MARKETS
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SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

INTERNATIONAL EQUITY MARKET OVERVIEW

      Non-U.S. markets, with the exception of Japan, generally posted respectable gains over the past year. Overall, the Morgan Stanley EAFE Index returned 3.2% for the year ending February 28, 1997 with Japanese shares falling by 8.8% while stocks in other developed markets gained 18.6%. Emerging markets gained 15.7% as measured by the IFC Investable Composite.
      By region, the emerging markets of Latin America produced the highest returns for investors, rising 28.2% as measured by the IFC's regional index. While at the start of the Trust's fiscal year the Mexican peso crisis and the "Tequila effect" were still on the minds of investors, steady economic growth, continued reform and privatization measures and stable interest rates in the U.S. provided an attractive backdrop for the region's markets. Venezuela led all equity markets over the year, returning 130% due to lower inflation, a stable currency and increased GDP growth. Brazilian shares were helped by privatization activity in the electric utility and telecommunications sectors and responded with gains of 48%. Mexican shares matched the region's return as the benefits of the devalued peso fed through the economy and growth rates showed steady improvement over the year.
      In Europe, the strongest results were posted by many of the smaller developed and emerging Continental markets. The success of the privatization within the Eastern European markets and the success of the transformation to market economies pushed stocks in Hungary and Poland higher by 70% and 46% respectively. Finnish shares also rose by 46% to lead the developed markets in the region. While gains here were influenced by the performance of index heavyweight Nokia, investors responded to the progress made by the Swedish and Spanish governments toward meeting the fiscal requirements of the European Monetary Union. With falling bond yields proving a supportive backdrop, restructuring activity in key sectors of both markets resulted in strong total returns. Shares in the region's largest market, the United Kingdom, lagged other markets in local terms but U.S. investors benefited from a strengthening currency. The U.K. has one of the strongest economies within Europe with expected GDP growth rates a percent higher than in Germany or France. Rising interest rates, in response to this growth, however, limited the market's return to 18.9% over the past year. Rising rates did support the currency, which gained 6.5% against the U.S. dollar, boosting returns to U.S. investors.
      Asian markets were relative laggards over the past year. Japan, the largest market in the region and outside the U.S., struggled with sluggish growth and lingering questions about the health of the banking sector. After posting flat results through November, the market went into an abrupt dive during December and January and ended the year through February down 9% in local terms and 21% in dollar terms. Amid concerns about the health of the economy, the government's decision to cut spending and increase the level of consumption taxes in its new budget undermined remaining investor confidence. The overall fiscal tightening was prompted by the highest debt-to-GDP level among the seven leading industrial nations. The one bright spot for the stock market was the weakening yen which fell 12.5% over the year to (Y)120 to the dollar and supported the export sector. Unfortunately, the yen's fall compounded disappointing returns for U.S. investors.

================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

      Disappointing results weren't limited to Japan as the emerging Asian markets of Thailand and Korea both ended the past twelve months with dismal performance. Thailand returned -49%, while Korea returned -35%. The Thai market was negatively impacted by the slowest growth in GDP in over a decade, a high interest rate environment, and poor corporate earnings announcements. The Korean market was plagued by poor performance in technology stocks, and concerns by investors over the stability of North Korea and the possible impact on the South. On the positive side, Taiwanese shares rose more than 60% due to an improved economic picture and renewed investor inflow after normalization of relations with mainland China.

2
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REVIEW OF NON-U.S. BOND MARKETS
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INTERNATIONAL FIXED INCOME MARKET REVIEW

      Non-U.S. bond markets posted strong returns in local currency terms for the twelve month period ending February 28, 1997, as every bond market in the Salomon Brothers Non-U.S. World Government Bond Index outperformed the U.S. While the U.S. economy expanded throughout the period, many other countries were mired in slow growth and record high unemployment. This fueled gains in foreign bond markets as central banks cut interest rates in order to spur economic activity. However, most foreign currencies depreciated significantly versus the U.S. dollar, which caused the Index to lag the U.S. market when translated back into dollar terms.
      Speculation on the timing and initial membership of the European Monetary Union (EMU), which would create one common currency for all member nations, drove both the currency and bond market returns of continental Europe for the period. In order to qualify for the EMU, countries must meet certain fiscal requirements outlined by the Maastricht Treaty signed in 1992. The peripheral European markets of Italy, Spain, and Sweden rallied throughout 1996 on the optimism that these countries would be included in the first round of membership into the EMU scheduled to commence on January 1, 1999. Market-friendly election results, progress towards trimming budget deficits, and mild inflation reports fueled the optimism. However, reports surfaced in 1997 that even Germany would not be able to meet the strict Maastricht criteria due to the stagnant European economy. This led to speculation that the formation of the EMU would be delayed, which in turn hurt the peripheral markets. While the rest of Europe was in an economic slump, healthy employment and manufacturing gains in the U.K. coupled with high relative yields attracted foreign capital inflow, which strengthened the British pound relative to all other major currencies.
      Japanese bonds outperformed U.S. bonds on a local currency basis, but a weakening yen caused Japan to lag the U.S. in dollar terms for the period. A slow economy kept interest rates at historical lows and boosted bond prices. However, the yen zigzagged downward to end the period 12.5% lower versus the U.S. dollar. A turbulent Japanese stock market and low bond yields caused investors to exit Japanese assets in search for better returns abroad. Relatively high yield levels and a strong U.S. equity market attracted foreign capital and strengthened the dollar.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

                         INTERNATIONAL EQUITY PORTFOLIO

     OBJECTIVES. The International Equity Portfolio seeks to provide long-term capital appreciation through investments in equity securities of non-U.S. issuers. The Portfolio also seeks to provide U.S. investors with a vehicle for international diversification, which can reduce the variability of Portfolio returns to the extent that foreign markets have a relatively low correlation with the U.S. market.
      STRATEGY. The International Equity Portfolio is diversified across 21 markets and includes commitments to large-cap and small-cap shares. Exposure is also maintained to growth and value styles of active management. The Portfolio employs five sub-advisers, each providing a unique regional or style management specialty. Allocations to the sub-advisers are carefully managed to ensure proper geographic and market exposure. Emphasis is placed on active security selection as the principal source of value-added as opposed to active country allocation. The Portfolio does not hedge foreign currency exposure.
      ANALYSIS. The International Equity Portfolio returned 5.7% for the year ended February 28, 1997, outperforming the MSCI EAFE Index's return of 3.2%. Relative performance over the twelve months was attributable to both specific stock selection and strategic country allocation.
      At the country level, our underweighting to the struggling Japanese market provided the biggest boost to performance. As noted in the market review, sluggish growth in Japan has depressed sentiment and limited investor interest in the market. In Europe, our emphasis on French and Spanish shares enhanced performance as both markets were helped by falling interest rates. Allocations within the Deutschemark bloc were, on balance, neutral. Our overweight to Dutch stocks was rewarded by strong performance in response to the dollar's strengthening. In contrast, our decision to favor Swiss stocks over German stocks (due to the perceived competitive disadvantages of Germany) hampered results as the Swiss franc depreciated sharply over the year.

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                              INTERNATIONAL EQUITY
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN 1
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                    One    Annualized Annualized Annualized
                    Year     3 Year     5 Year   Inception
                   Return    Return     Return    to Date
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Class A             5.70%     4.61%     7.79%     4.62%
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Class D, w/o load   5.39%     4.24%     7.57%     5.22%*
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Class D, w/load     0.15%     2.37%     6.47%     3.32%*
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COMPARISON  OF  CHANGE  IN  THE  VALUE  OF  A  $10,000  INVESTMENT  IN  THE  SEI
INTERNATIONAL EQUITY PORTFOLIO, CLASS A OR CLASS D W/LOAD, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX

[LINE GRAPH]

Morgan Stanley MSCI       SEI International   SEI International Equity
   EAFE Index             Equity Portfolio,      Portfolio, Class A
                              Class D

     10,000                    9,500                    10,000
      8,957                    9,094                     9,573
      8,751                    9,127                     9,607
      8,101                    8,978                     9,451
      7,766                    9,173                     9,656
     10,809                   11,415                    12,016
     10,329                   10,507                    11,094
     12,069                   12,270                    13,013
     12,461                   12,931                    13,755



1 FOR THE PERIOD ENDED FEBRUARY 28, 1997. PAST PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS D SHARES WERE OFFERED BEGINNING ON MAY 1, 1994. THE PERFORMANCE SHOWN FOR THE CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.0% FOR THE CLASS D SHARES. CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 30, 1989.

      Stock and industry selection within markets provided the majority of our outperformance over the past year. In Europe, contributions were particularly robust in Germany and the

Netherlands. Overweights to dollar-sensitive industries such as German chemical and motor vehicle producers were particularly well timed. Bayer AG, for example, announced a record year of profits, as well as making positive comments about its existing drug pipeline while Volkswagen saw a resurgence in sales, especially within the U.S. after cost reductions and the introduction of newer, more updated models. Our emphasis on banking and insurance shares in the Netherlands enhanced results as yields in the market came down by 100 basis points over the past year. ABN Amro and ING Holdings are representative holdings in this sector. Elsewhere in Europe, Swedish retailer Hennes & Mauritz gained over 100% over the year on the report of record earnings.
      Across the Pacific markets, results were led by our holdings in Hong Kong and Malaysia. A revival in the property market boosted shares in Hong Kong, particularly financial services and banking shares. Our position in HSBC, the largest bank in the market and a core holding in the Portfolio, made the single largest contribution to performance over the most recent twelve months. Many analysts indicate that HSBC is the best positioned bank to take advantage of the reversion to Chinese rule on July 1 of this year. Malaysian financial service holdings also contributed significantly -- in particular, Rashid Hussain and MBF Capital. Oriental Holdings, a broadly diversified holding company with operations ranging from motorcycle manufacturing to palm oil processing was another notable contributor.
      Finally, results in Japan (the largest non-U.S. market) were on balance neutral over the past twelve months. While specific asset selection was disappointing, particularly within the producer goods and non-bank financial sectors, a significant underweighting to the troubled banking sector proved positive.
      Over the past twelve months, a number of enhancements have been made to the Portfolio. In June, our Japanese and Pacific Basin strategies were restructured with the appointment of specific specialist sub-advisers for Large Cap Japan, Small Cap Japan and Large Cap Pacific Basin mandates. The appointment of Farrell-Wako Global Investment Management Inc., Seligman Henderson Co. and Yamaichi Capital Management, Inc. to replace Schroder Capital Management International, completed the transition to specialist sub-advisers who place principal emphasis on stock selection. A similar transition was completed for the European region at the end of 1996, with the appointment of Lazard London International Investment Management to replace Morgan Grenfell Investment Services for the Large Cap European growth mandate.

                          PORTFOLIO MARKET ALLOCATIONS
                             VERSUS MSCI EAFE INDEX

                    FEBRUARY 28, 1997   FEBRUARY 29, 1996
                    ------------------   -------------------
                    PORTFOLIO    EAFE    PORTFOLIO    EAFE
                    ----------  ------   ----------  ------
Australia                3.5%     3.0%      4.1%      2.7%
Belgium                  0.9%     1.3%      2.0%      1.2%
Canada                   0.8%     0.0%      2.6%      0.0%
France                   7.9%     7.3%     10.3%      6.4%
Germany                  7.5%     8.7%      6.7%      6.7%
Hong Kong                5.5%     3.8%      2.8%      3.3%
Italy                    3.5%     3.1%      1.4%      2.2%
Japan                   23.0%    30.2%     35.2%     42.2%
Netherlands              5.4%     5.0%      4.1%      3.9%
New Zealand              0.6%     0.4%      0.5%      0.5%
Spain                    2.6%     2.2%      3.6%      1.7%
Sweden                   2.5%     2.6%      1.0%      1.7%
Switzerland              5.1%     5.9%      3.2%      5.3%
United Kingdom          16.4%    19.4%     12.0%     16.5%
All Other                5.8%     7.1%      5.0%      5.7%
Cash                     9.0%     0.0%      5.5%      0.0%
                    ----------  ------  --------    ------
                         100%     100%      100%      100%
                    ==========  ======  ========    ======

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997



                                EMERGING MARKETS
                                EQUITY PORTFOLIO

     OBJECTIVES. The Emerging Markets Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.
      STRATEGY. The Portfolio's strategy follows a multi-manager structure in order to reduce manager-specific risks and to better meet portfolio objectives. The portfolio employs specialist managers focusing on regions across the emerging markets, specifically Latin America, Asia, South Africa and the smaller markets. The managers specializing in Latin America and Asia focus on both top-down country allocation and bottom-up fundamental company analysis. The South African equity specialist focuses on stock selection within the broad equity market. The smaller markets mandate emphasizing Southern and Eastern Europe, pursues a structured approach to capture the long-term investment opportunity provided by these newly emerging markets.
      ANALYSIS. The SIT Emerging Markets Equity Portfolio returned 18.0% for the year ended February 28, 1997, outperforming its benchmark, the IFC Investable Index, which ended the period up 15.7%. Country allocation and stock selection contributed equally to performance over the past twelve months.

================================================================================
                             EMERGING MARKETS EQUITY
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                        One    Annualized
                                       Year     Inception
                                      Return     to Date
--------------------------------------------------------------------------------
Emerging Markets Equity, Class A      18.02%     12.99%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI EMERGING MARKETS EQUITY PORTFOLIO, VERSUS THE IFC INVESTABLE COMPOSITE INDEX



[LINE GRAPH]

Emerging Markets Equity Portfolio, Class A     IFC Investable Composite Index

               10,000                                  10,000
               10,138                                   9,871
               10,830                                  11,203
               12,782                                  12,985


1 FOR THE PERIOD ENDED FEBRUARY 28, 1997.  PAST  PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING JANUARY 17, 1995.

      Over the past year, the Portfolio underwent significant change through a transition from a single global emerging markets manager to a multi-manager regional structure in September, 1996. The change in strategy resulted from extensive research by SEI into the sources of return and risk in the emerging markets. The enhancement to the Portfolio included specialist managers covering Latin America, Asia and South Africa as well as separate strategy for the smallest, newly emerging economies.
      For the year, performance was enhanced by our strategic country weightings, emphasizing the smaller, faster-growing emerging markets at the expense of the larger, nearly-developed markets. For example, the Portfolio maintained a 7% weighting to South Africa, compared to the 14% within the IFC Investable Index which contributed approximately 1.5% for the year. Reduced weighting in South Africa and other large markets were redirected to smaller markets, which rose 39% as a group over the past twelve months. Consistent with our policies for investing in emerging markets, we will remain underweight to the South African market, in favor of better opportunities for investors among the smaller, faster growing emerging economies.
      Shorter-term, tactical country decisions within Latin America also added value over the year; in particular, an overweight to the Brazilian market. The Portfolio maintained a 15% position on average over the past twelve months to Brazil, compared with 11% in the benchmark, contributing 1.2% to performance. We remain bullish on the Brazilian market and view it as the engine of growth within the Latin American region. Much of this position was funded through a reduced weighting to Mexico over this time period as the instability of the peso and political uncertainty raised questions about the market's prospects. Stock selection within Latin America also added to performance over the past year. The Portfolio's overweight to the telecommunication and utility sectors within Brazil contributed positively to performance, as did our position in CTC, the largest telecommunications provider in Chile.
      Within the Asian region, country allocation detracted from performance over the year. In particular, the Portfolio's overweight to Thailand and underweight to Taiwan. These two markets also represent the two largest changes in country allocation over the past twelve months. The Portfolio was initially overweight to the Thai market, however, with the inclusion of an Asian specialist manager last Fall, the position was aggressively reduced to an underweighting. The Portfolio's underweight to Taiwan cost 80 basis points over the year; the Portfolio was almost 2% underweight in the Taiwanese market on average over the past twelve months. The Taiwanese market ended the past year up over 60%, due to an improving economy and increased liquidity flows into in the equity market. We remain underweight in the Taiwan market, mainly due to the more attractive valuations in mainland China.
      Looking forward, we will continue to overweight Eastern Europe, Brazil and China relative to the IFC Investable index. We will also maintain our underweight to South Africa and Mexico.

                          PORTFOLIO MARKET ALLOCATIONS
                      VERSUS IFC INVESTABLE COMPOSITE INDEX

                     FEBRUARY 28, 1997      FEBRUARY 29, 1996
                    --------------------   -------------------
                    PORTFOLIO      IFCI    PORTFOLIO    IFCI
                    ----------    ------   ----------  ------
Argentina                4.66%     3.74%     4.90%     3.48%
Brazil                  10.89%    12.39%    15.02%    10.54%
Chile                    3.04%     5.37%     3.02%     6.62%
China                    0.16%     0.62%     3.09%     0.52%
Colombia                 0.98%     1.09%     0.00%     0.92%
Czech Republic           1.12%     0.47%     2.93%     0.78%
Greece                   3.81%     1.70%     0.71%     1.74%
Hong Kong                0.94%     0.00%     0.00%     0.00%
Hungary                  1.21%     0.51%     0.22%     0.41%
India                    2.76%     1.97%     1.63%     2.38%
Indonesia                4.78%     4.32%     2.96%     4.63%
Jordan                   0.00%     0.10%     0.00%     0.18%
Korea                    2.37%     2.08%     2.64%     2.78%
Malaysia                16.26%    22.12%    15.61%    20.48%
Mexico                   6.66%     9.72%    13.96%     8.78%
Pakistan                 1.23%     0.66%     0.51%     0.89%
Peru                     2.06%     1.06%     2.50%     1.16%
Philippines              4.00%     3.04%     3.30%     3.25%
Poland                   1.14%     0.86%     0.13%     0.61%
Portugal                 3.45%     1.81%     3.97%     1.44%
S. Africa                8.73%    12.69%     7.71%    17.56%
Sri Lanka                0.00%     0.05%     0.00%     0.07%
Taiwan                   5.44%     7.15%     1.66%     2.70%
Thailand                 2.31%     2.24%     4.13%     5.16%
Turkey                   3.88%     3.25%     1.63%     3.37%
U.S.                     0.76%     0.00%     0.00%     0.00%
Venezuela                2.01%     0.86%     0.00%     0.28%
Zimbabwe                 0.00%     0.10%     0.00%     0.06%
Cash                     5.35%     0.00%     0.00%     0.00%
                         -----     -----     -----     -----
                          100%      100%      100%      100%
                         =====     =====     =====     =====

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

                               INTERNATIONAL FIXED
                                INCOME PORTFOLIO

      OBJECTIVES. The International Fixed Income Portfolio seeks to provide capital appreciation and current income through investments in high quality, non-U.S. dollar denominated government and corporate fixed income securities or debt obligations. The Portfolio also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. The Portfolio invests primarily in high-quality, non-U.S. dollar denominated government obligations. There are no restrictions on the Portfolio's average maturity, although the duration is expected to range between one and nine years.
      STRATEGY. Portfolio construction entails a two-stage process which combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Portfolio is not substantially overweighted in a declining market or underweighted in a rising one.
      Country and currency allocations are made separately. As a result, the Portfolio's currency exposure may differ from its underlying bond holdings. Investment will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Portfolio's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.
      ANALYSIS: The International Fixed Income Portfolio gained 1.85% for the year ended February 28, 1997, outperforming the Salomon Brothers Non-U.S. Government Bond Index return of 0.64%. Prudent currency positions relative to the benchmark drove outperformance for the period.
      The peripheral European markets of Italy, Spain, and Sweden rallied throughout 1996 on optimism that these countries would be included in the first round of the European Monetary Union (EMU). The Portfolio's neutral to modestly underweight positions in these markets dampened relative performance throughout 1996. However, the underweight helped performance in early 1997 as concerns over a possible delay of the formation of EMU hurt the peripheral markets.
      While continental Europe was plagued with slow growth throughout the twelve-month period, the United Kingdom's economy surged. Healthy growth prompted the U.K. to raise interest rates, which further strengthened the British pound. The Portfolio's significant overweight to the pound during the fourth quarter of 1996 generated outperformance.
      Although the Japanese yen ended the twelve-month period nearly 13% lower versus the U.S. dollar, it was a bumpy decline that included periods of yen appreciation. Overweights to the yen in April and again in late February benefited returns as the yen spiked higher during those time periods. The weak Japanese economy buoyed bond prices, therefore slight underweights to Japanese bonds throughout most of the period detracted from returns. Modest hedging into the U.S. dollar enhanced results as a strong economy and relatively high U.S. yield levels strengthened the dollar.

================================================================================
                           INTERNATIONAL FIXED INCOME
                          AVERAGE ANNUAL TOTAL RETURN 1
================================================================================
                               One   Annualized  Annualized
                               Year    3 Year    Inception
                              Return   Return     to Date
--------------------------------------------------------------------------------
International Fixed
   Income, Class A             1.85%     7.97%     7.77%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INTERNATIONAL FIXED INCOME PORTFOLIO, VERSUS THE SALOMON WGBI, NON-U.S., UNHEDGED

[LINE GRAPH]

Solomon WGBI, Non-U.S., Unhedged    SEI International Fixed Portfolio, Class A
            10,000                                  10,000
            10,089                                  10,087
            11,156                                  10,937
            12,448                                  12,464
            12,530                                  12,694



1 FOR THE PERIOD ENDED FEBRUARY 28, 1997.  PAST  PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 1, 1993.

                              FUND CHARACTERISTICS
                           VERSUS THE SALOMON NON-U.S.
                       WORLD GOVERNMENT BOND INDEX (WGBI)

                   PORTFOLIO                BENCHMARK
--------------------------------------------------------------
             Bond    Currency  Duration Bond/Currency Duration
Country    Weighting Weighting  (Years)   Weighting   (Years)
--------------------------------------------------------------
Australia    1.08      1.33      5.68       1.42       4.51
Austria      0.00      0.00      0.00       1.32       4.27
Belgium      0.00      0.71      0.00       3.82       5.00
Canada       2.93      5.01      8.19       5.07       5.31
Denmark      2.98      3.82      8.41       2.31       4.84
Finland      1.15      1.14      6.72       0.76       4.40
France      13.50     -2.61      4.14      11.28       5.42
Germany     16.05     28.89      7.27      13.83       4.44
Italy       10.01      2.37      3.58       9.43       3.75
Japan       17.79     45.21      6.62      29.09       5.68
Netherlands  5.45      1.59      2.98       5.05       5.16
Norway       0.80      0.00      7.68       0.00       0.00
Spain        2.86      2.39      4.06       4.05       4.03
Sweden       1.46      1.00      4.70       2.43       4.54
Switzerland  0.00     -4.68      0.00       0.65       5.85
UK           9.38     12.62      6.99       9.09       6.12
USA         10.81      1.30      0.39       0.00       0.00
--------------------------------------------------------------
              100%      100%       --        100%        --
--------------------------------------------------------------
      9

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


INTERNATIONAL
EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 93.8%
AUSTRALIA -- 3.6%
   Amcor                              48,000     $     316
   Australia & New Zealand Bank      269,984         1,686
   Australian Resources              292,600           177
   Bank of Melbourne                  45,400           287
   Boral                             124,000           337
   Brambles Industries                 5,500            93
   Broken Hill Proprietary            84,500         1,119
   Capral Aluminum                   204,600           705
   Coles Myer                         71,000           313
   Commonwealth Bank of Australia     81,400           810
   Consolidated Rutile               412,200           333
   CRA                                21,825           327
   Foodland                          251,900         1,213
   Fosters Brewing                    46,000            96
   Futuris                            64,890            91
   General Property Trust            114,000           222
   Goodman Fielder                   140,000           170
   Jupiters                          107,600           232
   Lend Lease                         18,000           329
   M.I.M. Holdings                   138,000           192
   Mayne Nickless                     27,000           160
   National Australia Bank           334,572         4,214
   Newscorp                           92,000           490
   Pacific Magazines & Print         100,300           253
   Pioneer                            57,000           170
   Qantas Airways                    536,400         1,016
   Qct Resouces                      123,000           170
   Rothmans Holdings                  38,300           259
   Simsmetal Limited                  33,900           205
   St. George Bank                   145,938           873
   Stockland Trust Group              49,500           127
   Western Mining                     79,025           498
   Westpac Banking                   182,807         1,036
   Westpac Property Trust            155,500           215
   Woodside Petroleum                 35,000           237
                                                  --------
                                                    18,971
                                                  --------
AUSTRIA -- 0.2%
   Brauerei Schwechat                  3,700           142
   Radex Heraklith                     8,400           305
   SCA Laakirchen                        100            45
   Strabag Oesterreich                 1,200            70
   Voest-Alpine Stahl*                 7,700           306
                                                  --------
                                                       868
                                                  --------
BELGIUM -- 0.9%
   Arbed                               2,910           318
   CMB                                 6,670           486
   GIB                                44,117         2,053
   Kredietbank                         2,490           901
   Tractabel                           2,060           894
                                                  --------
                                                     4,652
                                                  --------
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
CANADA -- 0.8%
   Canadian Imperial Bank             11,100      $    539
   Cascades                           43,700           265
   CCL Industries, Series B           10,200           119
   Methanex*                          27,500           270
   National Bank Canada               68,200           789
   Oshawa Group                       23,300           349
   Rio Alto Exploration*              29,700           184
   Royal Bank of Canada               30,400         1,227
   Stelco*                            76,200           418
                                                  --------
                                                     4,160
                                                  --------
DENMARK -- 0.9%
   Den Danske Bank                    27,750         2,484
   FIH, Series B                      10,320           257
   Kobenhavns Lufthavne               15,840         1,624
   Monberg & Thorsen Holding           2,400           129
                                                  --------
                                                     4,494
                                                  --------
FINLAND -- 0.2%
   Enso Oy, Series A                  43,300           374
   Finnair, Series 1                  10,000            77
   Metsa Serla, Series B              44,000           368
   UPM-Kymmene                        10,100           213
                                                  --------
                                                     1,032
                                                  --------
FRANCE -- 8.2%
   AXA - UAP                          39,000         2,597
   Banque National Paris              12,350           561
   Bazar de L'hotel de Ville             850            81
   Bertrand Faure                      9,100           454
   Bic                                 3,650           592
   Bollore Technologies                2,150           245
   Bongrain                              825           320
   Bouygues                            4,600           439
   C.G.I.P.                            3,200           913
   CIC Union Europe                    2,550           162
   Club Mediterranee                     900            69
   Colas                               1,950           270
   Credit Commerce France             24,200         1,135
   Credit Local de France             24,500         2,448
   Credit National                    11,200           737
   Danone                              7,400         1,123
   De Dietrich et Compagnie            3,410           157
   Ecia                                  550            95
   Elf Aquitaine                      19,800         1,895
   Elf Gabon                             300            81
   Eridania Beghin Say                 6,900         1,116
   Fimalac                             1,200           112
   Fructivie                             500            58
   Gaumont                             4,300           325
   Generale des Eaux                  19,815         2,759
   Interbail                             100             4
   L'Oreal                             4,900         1,661
   La Rochette*                        7,750            42

--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Lafarge                            28,915     $   1,813
   Legris Industries                   4,000           190
   LVMH Moet Hennessy                  3,495           818
   Marine Wendel                       5,800           606
   Michelin, Series B                 23,800         1,491
   Nord Est                              400            11
   Paribas                            33,800         2,302
   Parisienne de Rees                  4,200           358
   Pernod Ricard                      14,850           811
   Peugeot                            18,900         2,091
   Rhone Poulenc                      53,000         1,861
   Saint Gobain                        7,950         1,173
   Saint Louis-Bouchon                 1,850           486
   Sanofi                             19,328         1,914
   SAT                                   550           163
   Scac Delmas Viel                      521           105
   Seita                               9,100           348
   SGE                                 4,100            95
   Skis Rossignol                      8,400           229
   Societe Generale                   11,350         1,315
   Sommer Allibert                    20,200           614
   Total Compaigne, Series B          24,687         1,970
   Union Assurances Federal            3,200           384
   Valeo                              14,100           951
   Vallourec                           7,850           464
                                                  --------
                                                    43,014
                                                  --------
GERMANY -- 7.2%
   Aachener & Muenchener                 493           257
   Adidas AG                          18,180         1,740
   Agiv*                              17,180           284
   Andrea-Noris Zahn                   2,510           905
   BASF                              119,700         4,417
   Bayer                             100,750         4,234
   Bayer Vereinsbank                  16,900           620
   Bayerische Motoren Werke            4,328         2,912
   BHF Bank                           19,720           474
   Binding Brauerei                      300            83
   CKAG Colonia Konzern                5,300           479
   Continental                        26,000           512
   Daimler-Benz                        7,300           530
   DBV Holding                         1,810           661
   Deutche Pfandrbrief &
     Hypotheken Bank                   9,320           408
   Deutsche Telekom                  113,650         2,183
   DLW*                                1,450           119
   Dywidag                               410            59
   Felten & Guilleaume                 1,100           118
   Franfurter Hypothekenbank
     Centralboden                        425            17
   Gehe AG                            10,000           678
   Herlitz*                              910            88
   Holsten Brau                          500            98
   Industrie Werke Karls               1,200           276
   Kabelmetall                         1,050           101
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Kaufring*                             820     $      45
   Kolbenschmidt AG*                   7,300           115
   Lehnkering                            460            65
   Lufthansa                         123,000         1,640
   Man                                 1,160           297
   Mannesmann                          4,700         1,859
   Nuernberger BET                       150           114
   Papier Werke Waldhof                4,600           663
   Phoenix                            21,750           318
   Salamander                            960           112
   Varta*                                820           137
   Veba                               16,270           938
   Viag                                9,190         4,042
   Viag AG New*                          985           424
   Volkswagen                          9,590         4,667
   Wuensche                            1,500           100
                                                  --------
                                                    37,789
                                                  --------
HONG KONG -- 5.7%
   Cathay Pacific Airways            675,000         1,050
   Cheung Kong Holdings              148,000         1,414
   China Light & Power               274,000         1,267
   Dao Heng Bank Group                60,000           308
   Guangdong Investment              328,000           320
   Guoco Group                        81,000           454
   Hang Lung Development             619,000         1,247
   Hang Seng Bank                     50,000           578
   Harbour Centre Development         43,000            64
   Henderson Investment              191,000           215
   Henderson Land Development        137,000         1,225
   Hon Kwok Land Investment          534,000           195
   Hong Kong & China Gas             166,000           315
   Hong Kong Aircraft Engineering     84,800           269
   Hong Kong Electric                547,000         1,893
   Hong Kong Telecommunications      196,000           338
   Hong Kong Telecommunications
     Warrants*                       400,000            13
   HSBC Holdings                     308,290         7,525
   Hutchison Whampoa                 156,000         1,189
   Hysan Development                  87,000           300
   Jardine International Motor       262,000           337
   Kowloon Motor                     194,600           391
   Kumagai Gumi                      392,400           448
   Lai Sun Garment                   290,000           423
   Liu Chong Hing                    177,000           221
   New World Development              92,000           570
   Oriental Overseas International   264,000           147
   Peregrine Investment Holdings     489,000           894
   Semi-Tech (Global)                 66,000            77
   Shun Tak Holdings                 684,000           481
   Sun Hung Kai Properties            92,200         1,066
   Swire Pacific, Series A           375,000         3,221
   Tai Cheung Holdings               285,000           258
   Top Glory                       1,700,000           334
   Wharf Holdings                    100,000           444

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


INTERNATIONAL
EQUITY PORTFOLIO--CONTINUED
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Wheelock                           98,000     $     263
   Yue Yuen                          949,500           389
                                                  --------
                                                    30,143
                                                  --------
IRELAND -- 0.1%
   Anglo Irish Bank                  115,200           154
   Avonmore Food                      56,700           197
   Golden Vale                        25,000            25
   Hibernian Group                    28,600           158
   Irish Continental Group            13,200           120
                                                  --------
                                                       654
                                                  --------
ITALY -- 3.7%
   Assicurazioni Generali            176,070         3,197
   Banca di Roma*                  1,498,100         1,100
   Banca Popolare di Bergamo          37,600           558
   Banca Popolare di Milano           83,900           459
   Banca Popular di Brescia           59,400           311
   Burgo (Cartiere)                  131,300           602
   Costa Crociere                     83,000           184
   Credito Bergamasco                 52,000           777
   Edison                            325,000         1,786
   ENI                               353,243         1,743
   Ericsson                            6,400            82
   Fiat                              358,300         1,106
   Italcementi                        56,900           309
   Milano Assicurazioni               32,500            90
   Montedison*                     3,285,300         2,371
   Montefibre                         95,000            58
   Parmalat Finanziaria              743,100         1,022
   SAI                                38,900           326
   SAI di Risp                        47,600           174
   Seat*                             401,455           145
   Sirti                             104,600           648
   Sorin Biomedica                    26,900            96
   Stet Soc Fin Telefonica           401,455         1,721
   Toro Assicurazioni                 26,600           330
   Unipol                             32,480            66
                                                  --------
                                                    19,261
                                                  --------
JAPAN -- 23.9%
   Achilles                          155,000           441
   Aiya                               33,000           378
   Apollo Electronics                 36,000           406
   Asahi Bank                        129,000           946
   Asahi Broadcasting                  1,400           124
   Asatsu                             31,000           831
   Ashikaga Bank                     235,000           786
   Bank of Tokyo-Mitsubishi          112,000         1,840
   Bank of Yokohama                  176,000           844
   Belc                               12,000           139
   Chiyoda Fire & Marine Insurance   145,000           613
   Chuba Electric Power               65,000         1,148
   Chubu Steel Plate                  84,000           419
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Chubu Suisan                       20,000       $    87
   Chugai Pharmaceutical              74,000           585
   Chuo Warehouse                     16,000           125
   Comany                             10,000           121
   Computer Engineering
     & Consult                        19,000           120
   Dai Nippon Ink & Chemical         296,000           936
   Dai Tokyo Fire & Marine
     Insurance                       134,000           678
   Dai-Ichi Kangyo Bank              189,000         2,070
   Daido Metal                        28,000           131
   Daiei                             112,000           741
   Daiwa House Industries            330,000         3,668
   Daiwa Securities                  105,000           826
   Danto                              45,000           455
   Data Communication Systems          7,000           131
   Denyo                              11,000           121
   Dio Chemicals                      22,000           137
   East Japan Railway                    303         1,292
   Fanuc                              27,900           868
   Fuji Bank                          55,000           643
   Fuji Heavy Industries             154,000           735
   Fuji Photo Film                   218,000         7,306
   Fujitsu Business Systems           38,000           807
   Glory                              43,000           763
   Heiwa                              50,000           693
   Hitachi                           234,000         2,019
   Hitachi Information Systems        19,000           193
   Hitachi Medical                    58,000           775
   Hokuriko Bank                      61,000           210
   Horiba                             43,000           421
   Horipro                            23,000           200
   Ichiken                            63,000           231
   Ichiyoshi Securities               46,000           145
   Iino Kaiun*                       137,000           391
   Industrial Bank of Japan           93,040         1,111
   Institute of General Education     17,000           126
   Izumi Industries                   18,000            88
   Japan Energy                      346,000           815
   Japan Industrial Test               2,000            24
   Japan Living Service               36,000           218
   Japan Process Development          12,000           100
   Japan Tobacco                         188         1,263
   Jastec                             10,000            95
   Joyo Bank                         116,000           578
   Kamigumi                          104,000           549
   Kansai Electric Power              66,400         1,206
   Kentucky Fried Chicken Japan       35,000           479
   Keyence                             6,600           805
   King Jim                           43,000           745
   Kobe Steel*                       251,000           464
   Kubota                            179,000           815
   KVK                                13,000            96
   Kyocera                            10,000           593
   Lilycolor                          67,000           386

--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Lion                              158,000       $   662
   Long Term Credit Bank             325,000         1,173
   Marukyo                            24,000           263
   Matsudo Kousan                     24,000           213
   Matsushita Electric               211,000         3,256
   Matsushita Electric Works         155,000         1,363
   Minebea                            48,000           397
   Mitsubishi Electric               485,000         2,728
   Mitsubishi Heavy Industries       230,000         1,658
   Mitsubishi Motor                  161,000         1,182
   Mitsubishi Oil                    382,000         1,591
   Mitsui Petrochem                  155,000           712
   Miura                              33,000           411
   Mizuno                             52,000           325
   Morita Fire Pump Manufacturing     95,000           410
   NAC                                   800            12
   Nakayamafuku                       16,000           114
   Namura Shipbuilding               135,000           403
   Nanaboshi                          13,000           143
   NBC Industries                      9,000           119
   New Oji Paper                     160,000           892
   NIC                                39,000           440
   Nihon Decoluxe                     12,000           139
   Nikko Securities                   50,000           290
   Nintendo                           49,700         3,508
   Nippon Computer Systems            16,000           133
   Nippon Hodo                        22,000           178
   Nippon Kanzai                      13,000           264
   Nippon Meat Packers                68,000           683
   Nippon Shoji Kaisha                59,000           392
   Nippon Steel                      275,000           732
   Nippon Telegraph & Telephone          159         1,133
   Nippon Yusen Kabushiki Kaishi     219,000           854
   Nippondenso*                       29,000           558
   Nishio Rent All                    29,000           387
   Nissan Motors                     374,000         2,209
   Nittetsu Mining                    65,000           419
   Nomura Securities                  80,000         1,068
   Ohishi Sangyo                      18,000           139
   Ohmoriya                           12,000           143
   Oie Sangyo                         12,000           115
   Ono Pharmaceutical                 20,000           644
   Osaka Gas                         257,000           633
   Paltac                             32,000           218
   Pioneer Electronics                98,000         1,894
   Rengo                             204,000         1,015
   Ricoh Elemex                       11,000           124
   RKB Mainichi Broadcasting          17,000           118
   Roki Techno                         8,000           123
   Roland                             25,000           435
   Royal Hotel                        27,000           129
   Ryobi Limited                     137,000           461
   Ryoyo Electro                      27,000           403
   Sagami Chain                       31,200           388
   Sakura Bank                       418,000         2,673
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Sanko                              11,000   $        83
   Sankyu Aluminium                  201,000           665
   Sanwa Bank                         92,000         1,061
   Sanyo Electric                    276,000         1,152
   Sanyo Special Steel               288,000           788
   Seijo                              18,100           285
   Seino Transportation               71,000           707
   Sekisui Chemical                  148,000         1,535
   Sekisui House                     545,000         5,063
   Sekisui House Hokuriku             28,000           228
   Shaddy                             24,000           275
   Sharp                              40,000           501
   Shikoku Electric Power             67,000         1,162
   Shimojima                          15,000           286
   Shinden                            13,200           134
   Showa Shell Sekiyo                 95,000           710
   SK Kaken                           11,000           185
   Sotoh                              53,000           400
   Spancrete                          19,000           137
   Sumitomo                          120,000           903
   Sumitomo Bank                      75,000           946
   Sumitomo Marine and
     Fire Insurance                  196,000         1,135
   Sun-Life                           11,000           146
   Takara Standard                    50,000           374
   Toin                               18,000           130
   Tokai Rika                         56,000           419
   Tokyo Electric Power               28,000           520
   Tokyo Gas                         373,000           950
   Tokyo Steel                           300             3
   Toppan Printing                   146,000         1,683
   Toshiba                           189,000         1,066
   Toyo Ink                          361,000         1,369
   Toyo Trust & Banking               39,000           279
   Toyota Motor                       54,000         1,384
   Trancom                            10,000            61
   Trusco Nakayama                     1,700            25
   Tsuba Nakashima                    86,000           692
   Tsudakoma                         174,000           787
   Tsutsumi Jewelry                   18,100           378
   Victor of Japan                   117,000         1,116
   Xebio                              39,000           815
   Yaizu Suisankagaku                 18,700           275
   Yakult Honsha                      59,000           597
   Yamanouchi Pharmaceutical         130,000         2,718
   Yodogawa Steel Works              161,000           922
   Yokohoma Rubber                   205,000           842
   Yonex                              21,000           145
   Yonkyu                              8,000           133
                                                  --------
                                                   125,334
                                                  --------
MALAYSIA -- 2.4%
   Angkasa Marketing                  65,000           110
   Arab Malaysian Finance             11,000            77
   Austral Enterprises               352,000           808

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


INTERNATIONAL
EQUITY PORTFOLIO--CONTINUED
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Bandar Raya Developments           80,000    $      118
   Berjaya Sports                     27,000           157
   Bousted                           151,000           404
   Cement Industries                  17,000            52
   Datuk Keramat Holdings            182,000           353
   DCB Holdings                       69,000           277
   Diversified Resource               45,000           174
   Edaran Otomobil                   132,000         1,356
   Hong Leong Bank                    50,000           182
   Hume Industries                    32,000           202
   IGB                               142,000           174
   IJM                                69,000           185
   IOI Properties                     99,000           179
   Island & Penninsular               22,000            89
   Jaya Taisa Holdings                35,000           192
   Kentuckey Fried Chicken Malaysia   25,000           109
   Kuala Lumpur Kepong Berhad         78,000           236
   Kwong Yik Bank                     45,000           181
   Magnum                             80,000           166
   Malayan Banking                    46,500           553
   Malaysian Airline System           76,000           202
   Malaysian International Shipping  171,000           451
   Malaysian Pacific Industries      165,000           685
   MBF Capital                       450,000           924
   Metroplex                         154,000           210
   Multi-Purpose Holdings            167,000           397
   New Straits Times Press            33,000           210
   Oriental Holdings                  26,000           235
   Pan Pacific Asia                   31,000            96
   Perusahaan Otomobil                30,000           198
   Renong                            111,000           202
   Sime Darby                         93,000           352
   Sime Uep Properties                99,000           267
   Sungei Way Holdings                23,600            68
   TA Enterprise                     321,000           509
   Telekom Malaysia                   15,000           121
   Tenaga Nasionale                   62,000           297
   UMW Holdings Berhad                47,000           248
   United Engineers                   58,000           535
   Westmont Berhad Industries        118,000           240
                                                  --------
                                                    12,781
                                                  --------
NETHERLANDS -- 5.7%
   ABN-Amro Holdings                  40,400         2,902
   ACF Holdings                       11,400           183
   Aegon                              27,713         1,839
   Ahold                              29,636         1,916
   Beers                               5,500           205
   DSM                                 3,400           340
   Elsevier                          117,050         1,875
   Eriks                                 600            46
   European Vinyls                    29,700           837
   Hollandsche Beton Groep             2,200           484
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Hoogovens                          12,000    $      541
   Ing Groep                         127,476         4,938
   KLM                                29,700           911
   Kondor Wessels                      3,900           159
   KPN                                18,300           656
   National Invest Bank                4,200           406
   Nijverdal Tencate                   7,400           353
   NKF Holdings                        5,200           141
   Oce-Van Der Grinten                15,000         1,874
   Polynorm                              500            39
   Royal Dutch Petroleum              19,900         3,446
   Stad Rotterdam                      9,479           413
   Unilever                           13,000         2,479
   Van Ommeren                         9,100           388
   VNU                                87,000         1,802
   Volker Stevin                       5,200           512
                                                  --------
                                                    29,685
                                                  --------
NEW ZEALAND -- 0.7%
   Air New Zealand, Series B          27,127            71
   Brierley Investment               225,000           217
   Carter Holt Harvey                 93,879           213
   Fisher & Paykel Industries        106,607           409
   Fletcher Challenge Building        33,700           101
   Fletcher Challenge Energy          35,500            91
   Fletcher Challenge Paper          437,051           863
   Independent Newspaper              13,270            63
   Lion Nathan                       406,348         1,002
   Telecom of New Zealand            101,064           454
                                                  --------
                                                     3,484
                                                  --------
NORWAY -- 0.7%
   Den Norske Bank                   155,409           693
   Leif Hoegh & Company                7,500           145
   Norske Skog                        15,800           486
   SAS Norge                          25,536           254
   Sparebanken Norway                 11,900           368
   Storebrand*                       290,000         1,944
                                                  --------
                                                     3,890
                                                  --------
SINGAPORE -- 1.9%
   Acma                              186,000           420
   Amtek Engineering                 131,000           265
   City Developments                 195,000         1,929
   Cycle & Carriage                   97,000         1,021
   DBS Land                           77,000           300
   Development Bank of Singapore      25,000           332
   Fraser and Neave                   22,000           198
   Goldtron                          237,000           165
   Hai Sun Hup                        70,000            52
   Haw Par Brothers                   62,000           144
   Inchcape Berhad                    20,000            70

--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Industrial & Commercial Bank       62,000     $     241
   Keppel                             29,000           210
   Marco Polo Development             87,000           198
   Natsteel                          114,000           280
   Overseas Chinese Banking           27,000           358
   Overseas Union Bank                23,000           179
   Overseas Union Enterprises         15,000            76
   Pacific Carriers                  235,000           178
   Parkway Holdings                   43,000           181
   Republic Hotel and Resort          69,000            87
   Singapore International Airlines   13,000           115
   Singapore Press                    15,880           310
   Singapore Technologies Industrial  60,000           161
   Ssangyong Cement                   52,000           129
   Straits Steamship Land             59,000           201
   United Overseas Bank               29,824           339
   Van Der Horst                     124,000           513
   Wing Tai Holdings                 351,000         1,153
                                                  --------
                                                     9,805
                                                  --------
SPAIN -- 2.7%
   Azucarera Espana                    2,400           113
   Banco de Santander                 62,760         4,248
   Dragados                           28,700           435
   Elec Reun Zaragoza                  3,400           117
   Empresa Nacional de Electricidad   31,000         1,893
   Energia E Ind Aragonesas           26,900           162
   Fomento de Construcciones
     Contratas                        15,100         1,305
   G.E.S.A                            12,300           664
   Hidroelectrica del Cantabrico,
     Series C                          5,000           171
   Iberdrola                          25,000           273
   Repsol                             62,000         2,358
   Tabacalera, Series A               11,200           507
   Telefonica de Espana               65,900         1,517
   Uniland                             3,700           161
                                                  --------
                                                    13,924
                                                  --------
SWEDEN -- 2.6%
   ASG, Series B                       6,300           117
   Astra, Series B                    45,000         2,107
   Bergman & Beving, Series B          5,000           160
   Blylock & Nordsjofr, Series B      26,400           310
   Catena, Series A                   32,900           439
   Marieberg Tidnings, Series A        6,600           183
   Rottneros                         113,800           133
   SKF, Series B                      59,200         1,414
   Sparbanken Sverige, Series A      157,600         3,112
   SSAB, Series B                     11,700           199
   Stora Kopparbergs, Series A        72,800           995
   Svedala AB free                     7,600           149
   Swedish Match                     641,700         2,286
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Trelleborg, Series B               38,800     $     608
   Trygg-Hansa, Series B               6,300           133
   Volvo, Series B                    56,600         1,419
                                                  --------
                                                    13,764
                                                  --------
SWITZERLAND -- 5.3%
   Aare-Tessin                           410           239
   Adecco*                             7,200         2,336
   Baer Holding                          900           986
   Baloise                               350           689
   Banque Cantonale Vaud               1,120           276
   BBC Brown Boveri                    1,773         2,017
   Bucher Holding                        280           255
   Ciba Specialty Rights*              2,381           151
   Cie Financiere Richemont              510           717
   Clariant                            3,900         1,867
   CS Holding*                        44,970         4,801
   Daetwyler Holding                     160           280
   EMS Chemie Holding                    110           430
   Internship Holding                    370           191
   Keramik Holding                       210           107
   Kw Laufenburg                         850           156
   Motor-Columbus                        260           420
   Nestle SA                             480           523
   Novartis*                           2,381         2,725
   Roche Holding                         300         2,529
   Swiss Bank                          9,270         1,762
   Union Bank of Switzerland*          2,070         1,863
   Vontobel Holding                      150            82
   Winterthur                          2,240         1,364
   Zurich Versicherung                 4,230         1,261
                                                  --------
                                                    28,027
                                                  --------
UNITED KINGDOM -- 16.4%
   Abbey National                    217,100         2,670
   Albert Fisher Group               392,200           275
   Alvis                              60,000           128
   Amec                              152,200           297
   Anglian Water                      48,100           510
   ASDA Group                      1,751,800         3,187
   Astec                              73,500           174
   Barclays Bank                      97,000         1,751
   Bass                               48,000           668
   BAT Industries                    434,100         3,795
   Blue Circle Industries            144,000           932
   Bridon                             32,500            62
   British Aerospace                  60,000         1,248
   British Airport Authority         110,000           953
   British Airways                   115,000         1,181
   British Petroleum                  97,500         1,079
   British Steel                     321,300           787
   British Telecommunications        339,000         2,348
   British Vita                       28,000            97

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


INTERNATIONAL
EQUITY PORTFOLIO--CONCLUDED
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   BTP                                41,600        $  181
   BTR                               266,000         1,033
   Bullough                           64,900           117
   Burn Stewart Distillers            23,000            26
   Cadbury Schweppes                  96,000           794
   Charter                            18,600           225
   Commercial Union                   60,500           673
   Cowie Group                        35,566           250
   Crest Nicholson                    86,000           127
   Davis Service Group                46,600           194
   Ed and F Man                       71,600           229
   Electron House                     30,000            97
   Energy Group*                      52,930           451
   General Accident                  119,900         1,632
   General Electric                  146,000           885
   Glaxo Wellcome                    114,000         1,930
   Grampian Holdings                  17,000            35
   Granada Group                      87,000         1,287
   Guardian Royal Exchange           279,400         1,260
   Guinness                          264,300         1,973
   Hanson                             66,162           298
   Harrison & Crossfield             137,000           292
   Hazlewood Foods                   340,400           665
   Heywood Williams                  125,000           517
   Hillsdown Holdings                286,100           887
   HSBC Holdings                      53,000         1,365
   Hyder                              57,500           778
   Iceland Frozen Foods*             546,700           792
   Kenwood Appliance                  19,000            43
   Kingfisher                        198,600         2,189
   Kwik Save Group                   114,400           571
   Lex Service                       127,000           721
   London & Manchester Group          30,800           219
   London Electric                    34,000           390
   Marston Thompson                   74,100           357
   National Power                    139,000         1,107
   Next                              119,000         1,153
   Northern Ireland Electricity       29,700           184
   Persimmon                          44,200           184
   Premier Cons Oil                  197,900           124
   Prudential                        166,000         1,535
   Reckitt & Coleman                  96,000         1,243
   Renold                             77,800           295
   Reuters Holdings                  138,500         1,482
   RJB Mining                        237,700         1,552
   Royal & Sun Alliance*             357,886         2,876
   RTZ                                51,000           778
   Safeway                           189,600         1,121
   Scottish Hydro-Electric            78,000           451
   Scottish Power                    244,283         1,396
   Sedgwick Group                    552,300         1,142
   Severn Trent                      157,700         1,836
   Shell Transportation & Trading    138,000         2,342
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   South West Water                   40,100       $   450
   Southern Electric                  80,900         1,045
   Stakis                            323,400           569
   Standard Chartered                 73,000         1,000
   Staveley Industries                23,200            67
   T & N                             561,400         1,476
   Tarmac                            225,400           376
   Tate & Lyle                        62,000           441
   Tesco                             223,800         1,235
   Thames Water                      125,400         1,405
   Thorn                              83,300           258
   TI Group                           94,250           813
   TLG                               117,000           226
   Tomkins                           200,000           923
   Triplex Lloyd                      41,000           129
   TSB Lloyds Group                  307,500         2,546
   Unigate                            99,500           739
   United News & Media                84,250           971
   United Utilities*                 149,500         1,625
   Vaux Group                         42,400           197
   Weir Group                        192,000           651
   Wessex Water                       57,870           342
   Whitecroft                         12,100            32
   Williams Holdings                 180,500           939
   Willis Corroon Group              134,000           333
   Wolseley                           95,000           731
   Yorkshire Electric                 13,900           202
                                                  --------
                                                    86,147
                                                  --------
Total Foreign Common Stocks
   (Cost $479,767)                                 491,879
                                                  --------

FOREIGN PREFERRED STOCKS -- 0.8%
AUSTRALIA -- 0.0%
   Newscorp                           53,000           240
                                                  --------
AUSTRIA -- 0.2%
   Creditanstalt Bankverein           28,900         1,107
                                                  --------
GERMANY -- 0.6%
   Draegerwerk                         3,200            46
   Dyckerhoff                            675           207
   Escada                                320            55
   Krones                                380           132
   RWE                                62,000         2,251
   Villeroy and Boch                   1,730           232
                                                  --------
                                                     2,923
                                                  --------
Total Foreign Preferred Stocks
   (Cost $4,081)                                     4,270
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT    MARKET
DESCRIPTION                          (000) (1)   VALUE (000)
--------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BOND -- 0.0%
MALAYSIA -- 0.0%
   Multi-Purpose Holdings
     3.000%, 12/31/01                    167      $     95
                                                  --------
Total Foreign Convertible Bond
   (Cost $67)                                           95
                                                  --------

U.S. TREASURY OBLIGATIONS -- 0.6%
   U.S. Treasury Bill
     4.688%, 03/13/97 (2)              2,000         1,997
     5.196%, 04/17/97 (2)                800           794
                                                  --------
Total U.S. Treasury Obligations
   (Cost $2,792)                                     2,791
                                                  --------
REPURCHASE AGREEMENTS -- 8.8%
   Morgan Stanley
     5.30%, dated 02/28/97, matured
     03/03/97, repurchase price
     $12,372,094 (collateralized by
     Federal Home Loan Bank Bond,
     8.18%, due 10/17/11, par value
     $12,310,000, market value
     $12,721,747) (2)                 12,367        12,367
   State Street Bank
     4.75%, dated 02/28/97,
     matured 03/03/97, repurchase
     price $33,920,421 (collateralized
     by U.S. Treasury Bonds, 7.50%,
     due 11/15/16, par value
     $31,905,000, market value
     $34,598,102)                     33,907        33,907
                                                  --------
Total Repurchase Agreements
   (Cost $46,274)                                   46,274
                                                  --------
Total Investments -- 104.0%
   (Cost $532,981)                                 545,309
                                                  --------
Other Assets and Liabilities, Net -- (4.0%)        (21,070)
                                                  --------

NET ASSETS:
Portfolio Shares of Class A
   (unlimited authorization -- no
   par value) based on 54,190,194
   outstanding shares of beneficial interest       497,232
Portfolio Shares of Class D
   (unlimited authorization -- no
   par value) based on 18,503
   outstanding shares of beneficial interest           184
Accumulated net realized gain
   on investments                                   13,142
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
Net unrealized appreciation on
   forward foreign currency contracts,
   future contracts, foreign currency
   and translation of other assets
   and liabilities in foreign currency            $     43
Net unrealized appreciation
   on investments                                   12,328
Accumulated net investment income                    1,310
                                                  --------
Total Net Assets--100.0%                          $524,239
                                                  ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS A             $9.67
                                                  ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS D                        $9.58
                                                  ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS D ($9.58/95%)                     $10.08
                                                  ========
(1) IN LOCAL CURRENCY.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FUTURES CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $15,157,747.
* NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EMERGING MARKETS
EQUITY PORTFOLIO

FOREIGN COMMON STOCKS -- 86.3%
ARGENTINA -- 4.7%
   Astra Cia Argentina de Petroleo   880,040      $  1,576
   Banco Frances ADR                  67,735         1,939
   Cresud*                           891,900         1,713
   Irsa                              250,250           906
   Irsa ADR                            2,777           100
   Sidera                            464,249         1,509
   Telefonica Argentina ADR           87,400         2,764
                                                  --------
                                                    10,507
                                                  --------
BRAZIL -- 1.8%
   Centrais Electricas GDS 144a*         870           120
   Cia Saneamento Basico*          2,835,000           446
   Cia Vale Rio Doce ADR               7,800           200
   Elevasdores Atlas                   8,800            90
   Telebras                       22,200,000         2,066
   Telebras ADR                       10,350         1,004
                                                  --------
                                                     3,926
                                                  --------
CHILE -- 3.1%
   Compania de Telecom
     Chile ADR                       123,927         3,625
   Quimica y Minera Chile ADR         55,700         3,245
                                                  --------
                                                     6,870
                                                  --------
17

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


EMERGING MARKETS
EQUITY PORTFOLIO--CONTINUED
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
CHINA -- 0.2%
   Shanghai Dajiang Group,
     Series B                        178,000      $    107
   Shanghai Lujiazui Finance and
     Trade, Series B                 239,540           196
   Shanghai Yaohua Pilkington
     Glass, Series B*                140,000            59
                                                  --------
                                                       362
                                                  --------
COLOMBIA -- 1.0%
   Banco Gandero ADR                  37,700         1,155
   Banco Industrial Colombiano ADR    26,000           471
   Cementos Diamante GDR              26,100           350
   Cementos Paz del Rio GDR*           7,300            91
   Gran Cadena Almacenes GDR          14,600           142
                                                  --------
                                                     2,209
                                                  --------
CZECH REPUBLIC -- 1.1%
   CEZ*                               10,100           418
   Chemopetrol Group                   3,900           190
   IPS Praha*                          9,500           103
   Komercni Banka                     32,216           787
   Skoda*                              6,600           261
   SPT Telecom*                        5,900           766
                                                  --------
                                                     2,525
                                                  --------
GREECE -- 3.9%
   Aegek                              30,070           183
   Aktor                               6,440           100
   Alpha Credit Bank                  20,890         1,815
   Aluminum Company of Greece          4,150           235
   Attica Enterprises                 20,775           152
   Commercial Bank of Greece          12,960           523
   Delta Dairy                        11,240           146
   Elais Oleaginous                    4,970           143
   Ergo Bank                          16,789           988
   Greek Telecom                      26,720           585
   Hellas Can Packaging                7,070           112
   Hellenic Bottling                  28,765           950
   Hellenic Sugar Industry            10,860            88
   Heracles General Cement            19,280           273
   Intracom*                          10,460           355
   Ionian Bank                         6,110           135
   Michaniki                          10,030           110
   National Bank of Greece             8,558           878
   Papastratos Cigarettes             12,940           256
   Silver & Baryte Ores Mining         4,940            89
   Titan Cement Company                7,230           486
                                                  --------
                                                     8,602
                                                  --------
HONG KONG -- 1.0%
   Guangdong Electric Power
     Development, Series B           145,200           131
   Guangdong Investment                1,000             1
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Guangshen Railway, Series H*      974,000     $     472
   GZI Transport*                     13,539             8
   GZI Transport Warrants*             1,907            --
   Jilin Chemical Industrial,
     Series H                        656,000            96
   Kumagai Gumi                        4,000             5
   Maanshan Iron & Steel, Series H 1,180,000           277
   Qingling Motors, Series H         666,000           404
   Shanghai Haixin Shipping,
     Series H                        734,000            78
   Shanghai Petrochemical,
     Series H                      1,144,000           325
   Tsingtao Brewery, Series H        236,000            94
   Yizheng Chemical Fibre, Series H  952,000           223
                                                  --------
                                                     2,114
                                                  --------
HUNGARY -- 1.2%
   Borsodchem*                         7,500           278
   Danubius Hotel*                     6,690           214
   Egis                                6,450           382
   Gedeon Richter                     11,690           801
   MOL                                45,737           808
   OTP Bank                           11,104           237
                                                  --------
                                                     2,720
                                                  --------
INDIA -- 2.8%
   Bajaj Auto GDR                     13,900           505
   BSES GDR*                          65,900         1,390
   EIH GDR                            50,550           910
   Grasim Industries GDR              33,700           511
   Hindalco Industries GDR            32,900           877
   Indian Hotels GDR                  12,000           275
   Indian Petrochemicals GDR          53,000           670
   Ranbaxy Laboratories GDR           11,100           244
   State Bank of India GDR*           34,100           682
   Steel Authority of India GDR       18,000           162
                                                  --------
                                                     6,226
                                                  --------
INDONESIA -- 4.9%
   Astra                             201,000           688
   Bank International Indonesia      508,000           424
   Bank International
     Indonesia Rights*               260,000           141
   Bank International
     Indonesia Warrants*              38,250            17
   Ciputra Development               352,000           338
   Citra Marga Nusaphala Persada     300,000           279
   Daya Guna Samudera*               169,000           240
   Gudang Garam                      354,000         1,725
   Hanjaya Mandala Sampoerna          48,000           238
   Indah Kiat Pulp & Paper           448,000           332
   Indofood Sukses Makmur            100,000           223
   Indosat                           146,500           414
   Kawasan Industri Jababeka         275,666           328

--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Lippo Bank                        186,000      $    217
   Matahari Putra Prima              209,000           321
   Mulia Industrindo                     100           --
   PT Telecom ADR                     42,300         1,454
   Reliance Industries GDR*           77,900         1,328
   Semen Gresik                      110,000           325
   Telekomunikasi                    877,000         1,528
   Telekomunikasi Indonesia           24,000            42
   Tjiwi Kimia                       160,216           181
                                                  --------
                                                    10,783
                                                  --------
MALAYSIA -- 16.6%
   AMMB Holdings                     121,000         1,141
   Bandar Raya Developments          700,000         1,032
   Berjaya Sports                    104,000           603
   DCB Holdings                      557,000         2,232
   DCB Holdings Warrants*            144,000           273
   Diversified Resource              481,000         1,860
   Hong Leong Bank                   352,000         1,283
   Hume Industries                   159,000         1,006
   IJM                               558,000         1,495
   IOI Properties                  1,051,000         1,897
   Jaya Taisa Holdings               141,000           772
   KFC                               154,000           670
   Kuala Lumpur Kepong Berhad        328,000           991
   Kwong Yik Bank                    228,000           918
   Larut Consolidated                380,000           621
   Magnum                            461,000           956
   Malayan Banking                   356,000         4,230
   Malaysian Assurance Alliance       94,000           591
   Metacorp                           17,000            51
   Metroplex                         653,000           889
   New Straits Times Press           178,000         1,133
   Oriental Holdings                  88,000           794
   Perusahaan Otomobil               175,000         1,156
   Renong                            515,000           938
   Rothmans of Pall Mall              95,000           985
   Sime Darby                        450,000         1,704
   Sime Uep Properties               411,000         1,109
   Sungei Way Holdings               121,600           353
   Telekom Malaysia                   79,000           640
   Tenaga Nasionale                  202,000           968
   UMW Holdings Berhad               210,000         1,108
   United Engineers                  250,000         2,306
                                                  --------
                                                    36,705
                                                  --------
MEXICO -- 6.2%
   Bufete Industrial ADR*             38,000           779
   Cemex                             253,500         1,021
   Cemex, Series B                   257,400         1,131
   Empresas la Maderna               271,800         1,427
   Grupo Industria Alfa, Series A    610,899         3,491
   Grupo Radio Centro ADR*            51,400           495
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Grupo Tribasa ADR*                 50,000     $     344
   Hylsamex*                         112,000           488
   Industrias Penoles                467,000         2,145
   Kimberly Clark, Series A           24,000           517
   San Luis                          216,100         1,300
   Vitro ADR                          67,100           554
                                                  --------
                                                    13,692
                                                  --------
PAKISTAN -- 1.2%
   Adamjee Insurance                   2,850             8
   D.G. Khan Cement*                  55,440            23
   Engro Chemicals                    46,040           210
   Fauji Fertilizer                  194,000           382
   Hub Power*                        838,800           834
   ICI Pakistan*                     518,500           354
   Muslim Commercial Bank*           136,500           135
   Pakistan State Oil                 51,979           404
   Pakistan Telecom New Vouchers*    454,000           339
   Sui Southern Gas*                 112,125            90
                                                  --------
                                                     2,779
                                                  --------
PERU -- 2.1%
   Banco Wiese ADR                    28,700           175
   Buenaventura ADR*                  42,300           825
   Cerveceria Backus & Johnston,
     Series C                         14,072           141
   Compania de Minas Buenaventura,
     Series T                         14,100           117
   Credicorp                          59,688         1,373
   Telefoncia del Peru ADR            66,378         1,460
   Telefonica del Peru, Series B     254,900           567
                                                  --------
                                                     4,658
                                                  --------
PHILIPPINES -- 4.1%
   Ayala Land, Series B              200,000           240
   Ayala, Series B                   996,000         1,136
   Bankard*                          271,000            89
   C & P Homes                     1,792,750           920
   DMCI Holdings*                    272,000           202
   Fil-Estate Land                   265,000           217
   Filinvest Land*                 1,184,000           396
   International Continer
     Terminal Services*              181,500           110
   Manila Electric, Series B         124,400           989
   Metropolitan Bank & Trust          39,700         1,102
   Mondragon International
     Philippines*                    320,000           140
   Petron                            972,000           388
   Phil Commercial International
     Bank                             26,500           385
   Philippine Long Distance            8,820           518
   Philippine Long Distance ADR       12,680           735
   San Miguel, Series B              209,470           781

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


EMERGING MARKETS EQUITY
PORTFOLIO--CONTINUED
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   SM Prime Holdings               2,035,000      $    611
   Universal Robina                  146,000            74
                                                  --------
                                                     9,033
                                                  --------
POLAND -- 1.2%
   Agros Holdings, Series C            3,610            97
   Bank Inicjatyw Gospodarczych       80,840           122
   Bank Przemyslowo-Handlowy           3,338           226
   Bank Rozwoju Eksportu               6,141           215
   Bank Slaski                         4,723           544
   Debica*                             6,848           204
   Elektrim                           33,174           336
   Gorazdze                            3,220            96
   Okocimskie Zaklady
     Piwowarskie*                     10,078            67
   Rolimpex                            6,972            47
   Stomil Olsztyn*                    10,430           140
   Wielkopolski Bank Kredytowy        34,128           282
   Zaklady Metali                      1,150           109
   Zywiec                              1,486            92
                                                  --------
                                                     2,577
                                                  --------
PORTUGAL -- 3.5%
   Banco Comercial Portugues          91,658         1,317
   Banco Espirito Santo               12,685           241
   Benco Portugal de Invest           52,400           780
   Banco Totta & Acores               10,080           150
   Cimentos de Portugal               33,908           740
   Jeronimo Martins & Filho           18,383           992
   Modelo Continente                   7,200           253
   Mundial Confianca*                 24,700           301
   Portucel Industrial Empresa        23,526           141
   Portugal Telecom                   34,738         1,220
   Semapa                             13,400           270
   Sonae Investimentos                24,875           791
   Soporcel*                          19,845           585
                                                  --------
                                                     7,781
                                                  --------
SOUTH AFRICA -- 8.9%
   Amalgamated Banks of
     South Africa                     50,000           318
   Anglo American                     16,800         1,060
   Anglo American Gold
     Investment Company                6,900           544
   Anglo American Investment Trust    21,500           761
   Avmin*                            104,600           459
   Bonnita Holdings                  336,248           263
   C.G. Smith                        105,000           610
   Clinic Holdings                   325,500           396
   Compagnie Financiere Richemont*    46,100           638
   De Beers Centenary*                26,900           934
   Delta Electrical Industries*       46,600           128
   Elandsrand Gold Mining*            18,600            96
   Foodcorp                           30,000           188
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Gencor*                           246,500     $   1,068
   Gold Fields of South Africa         8,000           229
   Housewares Group*                 375,800           227
   Investec Bank                      10,000           313
   Iscor                             834,067           633
   JCI*                               64,000           697
   Johnnies Industrial*              132,000         1,702
   Liberty Life Association of Africa* 9,500           275
   Malbak                             78,000           376
   Metropolitan Life                 171,000           339
   Mutual & Federal Insurance*        45,000           247
   Nedcor                             36,514           620
   New Africa Investment, Series N*  494,961           354
   Norwich Holdings*                 164,000           327
   Otk Holdings-Units*               517,000           652
   Palabora Mining*                   16,000           280
   Randgold*                          79,700           672
   Rembrandt Group                    83,400           860
   Sasol                             132,521         1,435
   Siltek*                            27,300           137
   South African Breweries            11,000           329
   Standard Bank*                     10,000           408
   Tiger Oats*                        24,000           403
   Western Areas Gold Mining          19,000           263
   Wooltru*                           91,000           466
                                                  --------
                                                    19,707
                                                  --------
SOUTH KOREA -- 2.4%
   Cho Hung Bank                      10,000            56
   Dong-A Pharmaceuticals*             3,060            62
   Dong-Ah Construction*               5,500           119
   Dongah Tire*                        1,428           101
   Hyundai Engineering &
     Construction*                     5,814           127
   Jinro*                              4,000            73
   Korea Electric Power ADR           62,050         1,117
   Korea Exchange Bank*               18,320           123
   Korea Fund                        109,000         1,662
   Korea Mobile Telecom ADR*          30,900           382
   L.G. Chemical*                      9,000            98
   LG Information & Communication*     1,000            84
   Pohang Iron & Steel ADR*           39,000           761
   Samsung Display Devices*            3,270           178
   Samsung Electronics
     Non-voting GDS*                     874            17
   Samsung Electronics
     New 1/2 Non-voting GDS*           3,182           142
   Samsung Fire & Marine Insurance       390           156
   Seoul City Gas*                     1,700           100
                                                  --------
                                                     5,358
                                                  --------
TAIWAN -- 5.3%
   Accton Technology GDR*             40,000           304
   Acer GDR*                          77,000           855

--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Advanced Semiconductor
     Engineering GDR                  50,000     $     644
   Asia Cement GDR                    36,000           684
   China Steel GDR*                   35,450           669
   Lite-On Technology GDR*            54,000         1,323
   President Enterprises GDR*         43,000           946
   ROC Taiwan Fund*                  175,300         2,104
   Siliconware Precision GDR          54,000           869
   Taiwan American Fund*              50,000           837
   Taiwan Equity Fund*                64,000           728
   Yageo GDR 144A*                    81,380           997
   Yageo GDR                          10,000           123
   Yang Ming Marine Transport GDR*    56,000           753
                                                  --------
                                                    11,836
                                                  --------
THAILAND -- 2.4%
   Advanced Info Service              18,000           161
   Bangkok Bank                       88,200           777
   Banpu Public                       18,432           315
   Electric Generating               124,010           314
   Finance One Public                 95,000            99
   PTT Exploration                    33,000           451
   Shinawatra Computer Public         21,700           186
   Siam Cement                        14,000           374
   Siam Commercial Bank               59,000           335
   Siam Makro                         62,000           280
   Telecomasia*                      688,000         1,249
   Thai Engine Manufacturing          25,000           207
   Thai Farmers Bank                  77,000           455
   Thai Farmers Bank Warrants*        26,138            16
                                                  --------
                                                     5,219
                                                  --------
TURKEY -- 3.9%
   Akbank                          6,734,813         1,178
   Akcansa Cimento                 1,700,000           273
   Aktas Elektrik Ticaret            106,054           140
   Arcelik                         2,147,009           358
   Brisa                             324,399           169
   Cukurova Elektrik                 212,107           362
   Ege Biracilik Ve Malt Sanayii     902,850           276
   Erciyas Biracilik Ve Malt Sanayii 917,447            99
   Eregli Demir Ve Celik
     Fabrikalari                   2,165,843           375
   Ihlas Gazetecil*                  794,175           136
   Koc Holdings                    4,242,220         1,226
   Migros                            229,075           256
   Netas                             529,164           155
   Otosan                            331,273           194
   Peg Profilo                     1,030,814           111
   Petkim Petrokimya                 356,340           174
   Petrol Ofisi                      320,920           144
   Tupras*                           548,796           281
   Turk Hava Yollari*              1,117,803           273
   Turkiye Garanti Bankasi         7,635,842           684
--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Turkiye Is Bankasi              4,229,408    $    1,377
   Yapi Ve Kredi Bankas           10,936,054           516
                                                  --------
                                                     8,757
                                                  --------
UNITED STATES -- 0.8%
   Formosa Fund*                         167         1,720
                                                  --------
VENEZUELA -- 2.0%
   Banco Provincial                  219,392           387
   CANTV ADR*                         42,700         1,356
   Electricdad de Caracas          1,841,000         2,014
   Mavesa ADR                         26,800           178
   Sivensa ADR                        73,100           228
   Venezolana de Cementos            133,994           384
                                                  --------
                                                     4,547
                                                  --------
Total Foreign Common Stocks
   (Cost $169,318)                                 191,213
                                                  --------

FOREIGN PREFERRED STOCKS -- 9.3%
BRAZIL -- 9.3%
   Banco Bradesco                356,269,968         2,932
   Cemig                          47,400,000         1,895
   Copel*                         77,472,000           921
   Electrobras, Series B           7,536,000         3,370
   Lojas Renner                    7,700,000           440
   Petrol Brasileiros             13,414,000         2,668
   Schulz                          1,200,000            21
   Telebras                        9,009,000           873
   Telemig, Series B              13,950,000         2,044
   Telerj                          8,310,232         1,210
   Telesp                          3,074,000           834
   Uniao De Bancos Brasilias      56,770,000         2,269
   Usiminas Gerais               826,000,000           951
   Vale Rio Doce                       8,352           219
                                                  --------
                                                    20,647
                                                  --------
Total Foreign Preferred Stocks
   (Cost $14,136)                                   20,647
                                                  --------

FOREIGN CONVERTIBLE BONDS -- 0.8%
MEXICO -- 0.6%
   Alfa
     8.000%, 09/15/00                 $1,120         1,333
                                                  --------
TAIWAN -- 0.2%
   Nanya Plastics
     1.750%, 07/19/01                 $  390           448
                                                  --------
Total Foreign Convertible Bonds
   (Cost $1,621)                                     1,781
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997


EMERGING MARKETS EQUITY
PORTFOLIO--CONCLUDED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    MARKET
DESCRIPTION                            (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.5%
   Morgan Stanley
     5.30%, dated 02/28/97,
     matured 03/03/97, repurchase
     price $7,928,269 (collateralized
     by various U.S. Treasury Notes
     ranging in par value $800,000-
     $6,200,000, 5.00%-6.75%, 01/31/99-
     06/30/99; total market value
     $8,402,737)                      $7,928      $  7,928
   State Street Bank
     4.75%, dated 02/28/97, matured
     03/03/97, repurchase price
     $4,124,632 (collateralized
     by U.S. Treasury Bonds, par
     value $3,885,000,
     11/15/16, 7.50%,
     market value $4,214,565)          4,123         4,123
                                                  --------
Total Repurchase Agreements
   (Cost $12,051)                                   12,051
                                                  --------
Total Investments -- 101.9%
   (Cost $197,126)                                 225,692
                                                  --------
Other Assets and Liabilities, Net -- (1.9%)         (4,218)
                                                  --------

NET ASSETS:
Portfolio Shares of Class A
   (unlimited authorization -- no
   par value) based on 17,210,088
   outstanding shares of beneficial interest       193,658
Accumulated net realized loss
   on investments                                     (376)
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                                     11
Net unrealized appreciation
   on investments                                   28,566
Accumulated net investment loss                       (385)
                                                  --------
Total Net Assets--100.0%                          $221,474
                                                  ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS A            $12.87
                                                  ========
*  NON-INCOME  PRODUCING  SECURITY
ADR --  AMERICAN  DEPOSITORY  RECEIPT
ADS --  AMERICAN  DEPOSITORY  SHARE
GDR --  GLOBAL  DEPOSITORY  RECEIPT
GDS --  GLOBAL DEPOSITORY SHARE
144A -- RESTRICTED SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


INTERNATIONAL FIXED
INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                    FACE AMOUNT    MARKET
DESCRIPTION                          (000) (1)   VALUE (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 82.1%
AUSTRALIA -- 1.0%
   Australian Government
     10.000%, 10/15/07                 1,403    $    1,269
   Queensland Treasury
     8.000%, 08/14/01                    953           760
                                                  --------
                                                     2,029
                                                  --------
AUSTRIA -- 3.5%
   Republic of Austria
     3.750%, 02/03/09           JY   778,000         7,043
                                                  --------
CANADA -- 2.7%
   Canadian Government
     6.500%, 06/01/04                  3,369         2,519
     9.000%, 06/01/25                  3,315         2,987
                                                  --------
                                                     5,506
                                                  --------
DENMARK -- 2.8%
   Danish Mortgage
     6.000%, 10/01/26                 32,780         4,568
   Kingdom of Denmark
     8.000%, 03/15/06                  3,185           554
     7.000%, 11/10/24                  3,200           486
                                                  --------
                                                     5,608
                                                  --------
FINLAND -- 1.1%
   Government of Finland
     7.250%, 04/18/06                 10,000         2,171
                                                  --------
FRANCE -- 12.4%
   Government of France
     8.125%, 05/25/99                 49,830         9,572
     5.500%, 04/25/04                 64,710        11,731
   Societe Nationale Chemins Franc
     6.750%, 03/01/00           JY   420,000         4,074
                                                  --------
                                                    25,377
                                                  --------
GERMANY -- 14.8%
   Bundesschatzanweisungen
     5.250%, 02/25/98                  9,680         5,845
   Deutschland Republic
     6.000%, 02/16/06                 28,079        17,328
     6.250%, 01/04/24                 10,650         6,275
   KFW International Finance
     6.625%, 04/15/03                  1,140           733
                                                  --------
                                                    30,181
                                                  --------
ITALY -- 9.2%
   Italian Government
     8.500%, 08/01/99             21,525,000        13,087
     8.750%, 07/01/06              8,960,000         5,744
                                                  --------
                                                    18,831
                                                  --------
22
--------------------------------------------------------------------------------
                                    FACE AMOUNT    MARKET
DESCRIPTION                          (000) (1)   VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- 16.4%
   Asian Development Bank
     5.000%, 02/05/03                500,000    $    4,863
   European Investment Bank
     6.625%, 03/15/00                187,000         1,813
     3.000%, 09/20/06              1,000,000         8,580
   Export-Import Bank
     4.375%, 10/01/03                946,000         8,956
   Japanese Development Bank
     2.875%, 12/20/06                600,000         5,080
   World Bank
     4.500%, 06/20/00                250,400         2,305
     4.500%, 03/20/03                195,200         1,859
                                                  --------
                                                    33,456
                                                  --------
NETHERLANDS -- 5.0%
   Kingdom of Netherlands
     7.500%, 06/15/99                  5,390         3,074
     5.750%, 01/15/04                 13,140         7,172
                                                  --------
                                                    10,246
                                                  --------
NORWAY -- 0.7%
   Government of Norway
     6.750%, 01/15/07                  9,300         1,497
                                                  --------
SPAIN -- 2.6%
   Kingdom of Spain
     11.300%, 01/15/02               641,520         5,382
                                                  --------
SWEDEN -- 1.3%
   Kingdom of Sweden
     10.250%, 05/05/03                16,800         2,739
                                                  --------
UNITED KINGDOM -- 8.6%
   European Investment Bank
     7.000%, 03/30/98                    200           327
   United Kingdom Treasury
     8.000%, 12/07/00                  3,490         5,893
     9.000%, 08/06/12                  6,110        11,409
                                                  --------
                                                    17,629
                                                  --------
Total Foreign Bonds
   (Cost $175,197)                                 167,695
                                                  --------

U.S. TREASURY OBLIGATIONS -- 7.2%
  SHORT-TERM -- 6.9%
   U.S. Treasury Bill
     5.066%, 05/01/97                  3,022         2,996
     5.172%, 07/03/97                    730           717
     5.113%, 08/07/97                 10,580        10,340
                                                  --------
                                                    14,053
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT    MARKET
DESCRIPTION                          (000) (1)   VALUE (000)
--------------------------------------------------------------------------------
LONG-TERM --0.3%
   U.S. Treasury Note
     5.875%, 10/31/98                    400  $        399
     6.250%, 02/15/03                    100            99
     7.000%, 07/15/06                    140           144
     6.750%, 08/15/26                     35            34
                                                  --------
                                                       676
                                                  --------
Total U.S. Treasury Obligations
   (Cost $14,743)                                   14,729
                                                  --------

REPURCHASE AGREEMENT -- 2.8%
   State Street Bank
     4.75%, dated 02/28/97,
     matured 03/03/97, repurchase
     price $5,608,219 (collateralized
     by U.S. Treasury Bond, par
     value $5,275,000, 11/15/16,
     7.5%, market value $5,720,263)    5,606         5,606
                                                  --------
Total Repurchase Agreement
   (Cost $5,606)                                     5,606
                                                  --------
Total Investments -- 92.1%
   (Cost $195,546)                                 188,030
                                                  --------
Other Assets and Liabilities, Net -- 7.9%           16,189
                                                  --------
Total Net Assets -- 100.0%                        $204,219
                                                  ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS A            $10.53
                                                  ========
JY -- JAPANESE YEN
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
FEBRUARY 28, 1997
                                                                -------------
                                                                INTERNATIONAL
                                                                FIXED INCOME
                                                                -------------
ASSETS:
   Investment securities (Cost $195,546)                          $188,030
   Foreign currency (Cost $7,034)                                    7,035
   Interest receivable                                               3,240
   Investment securities sold                                        9,459
   Unrealized gain on forward foreign
     currency contracts                                              1,407
   Shares of beneficial interest sold                                1,299
   Other assets                                                          8
                                                                ----------
   Total Assets                                                    210,478
                                                                ----------
LIABILITIES:
   Investment securities purchased                                   5,974
   Shares of beneficial interest redeemed                               50
   Payable to affiliates                                               102
   Other liabilities                                                   133
                                                                ----------
   Total Liabilities                                                 6,259
                                                                ----------
   Net Assets                                                     $204,219
                                                                ==========

NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization -- no par value)
     based on 19,389,976 outstanding
     shares of beneficial interest                                 211,450
   Accumulated net realized gain on
     investments                                                       317
   Net unrealized appreciation on forward
     foreign currency contracts,
     foreign currencies and translation of
     other assets and liabilities denominated
     in foreign currencies                                           1,279
   Net unrealized depreciation
     on investments                                                 (7,516)
   Accumulated net investment loss                                  (1,311)
                                                                ----------
   Net Assets                                                     $204,219
                                                                ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                     $  10.53
                                                                ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
FOR THE YEAR ENDED FEBRUARY 28, 1997

                                                        -------------          ------------            -------------
                                                                                 EMERGING              INTERNATIONAL
                                                        INTERNATIONAL             MARKETS                  FIXED
                                                           EQUITY                 EQUITY                  INCOME
                                                        -------------          ------------            -------------
INVESTMENT INCOME:
   Dividends                                               $11,090                 $2,534                 $   --
   Interest                                                    942                    492                  7,399
   Less: Foreign Taxes Withheld                               (965)                  (158)                  (141)
                                                          --------               --------               --------
   Total Investment Income                                  11,067                  2,868                  7,258
                                                          --------               --------               --------
EXPENSES:
   Management fees                                           2,087                    974                    875
   Less management fees waived                                 (40)                  (249)                  (161)
   Investment advisory fees                                  2,336                  1,570                    434
   Less investment advisory fees waived                       (223)                  (309)                   (72)
   Custodian/wire agent fees                                   619                    771                    156
   Shareholder servicing fees                                1,035                    351                    335
   Less shareholder servicing fees waived                     (380)                  (351)                  (335)
   Professional fees                                           144                     48                     43
   Registration & filing fees                                   59                     37                     60
   Printing fees                                               108                     35                     53
   Trustee fees                                                 25                      8                      7
   Pricing fees                                                 28                     14                     16
   Distribution fees                                            47                      1                      9
   Amortization of deferred organization costs                  --                      3                     12
   Miscellaneous fees                                           85                     20                     23
                                                          --------               --------               --------
   Total Expenses                                            5,930                  2,923                  1,455
                                                          --------               --------               --------
NET INVESTMENT INCOME/(LOSS)                                 5,137                    (55)                 5,803
                                                          --------               --------               --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain from:
     Security transactions                                  43,134                    331                  2,409
     Futures contracts                                           9                     --                     --
     In-kind redemption                                      4,240                     --                     --
   Net realized loss on forward foreign
     currency contracts and foreign
     currency transactions                                    (531)                  (457)                (1,329)
   Net change in unrealized appreciation
     on forward foreign currency contracts,
     futures contracts, foreign currencies, and
     translation of other assets and liabilities
     denominated in foreign currencies                          81                     14                    710
   Net change in unrealized appreciation
     (depreciation) on investments                         (26,307)                27,462                 (6,069)
                                                          --------               --------               --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $25,763                $27,295                 $1,524
                                                          ========               ========               ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
FOR THE YEARS ENDED FEBRUARY 28, 1997 AND FEBRUARY 29, 1996

                                                       ----------------         ----------------        ----------------
                                                                                    EMERGING              INTERNATIONAL
                                                         INTERNATIONAL               MARKETS                  FIXED
                                                            EQUITY                   EQUITY                  INCOME
                                                       ----------------         ----------------        ----------------
                                                        1997     1996            1997     1996           1997     1996
                                                       ----------------         ----------------        ----------------
OPERATIONS:
   Net investment income (loss)                        $ 5,137  $ 4,107         $  (55)  $  (70)       $ 5,803  $ 2,910
   Net realized gain from investment transactions       47,383   21,730            331      180          2,409    2,362
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency transactions          (531)    (983)          (457)    (125)        (1,329)   2,856
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, futures contracts,
     foreign currencies, and translation of other assets and
     liabilities denominated in foreign currencies          81    1,021             14       (2)           710       97
   Net change in unrealized appreciation (depreciation)
     on investments                                    (26,307)  24,496         27,462    1,050         (6,069)  (2,509)
                                                       -------  -------        -------   ------        -------  -------
   Net increase in net assets from operations           25,763   50,371         27,295    1,033          1,524    5,716
                                                       -------  -------        -------   ------        -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class A                                            (3,619)  (5,932)          (297)     (11)        (6,286)  (6,969)
     Class D                                                (1)      (3)            --       --             --       --
   Net realized gains:
     Class A                                           (37,589) (28,871)          (121)    (143)        (1,238)    (665)
     Class D                                               (14)     (17)            --       --             --       --
                                                       -------  -------        -------   ------        -------  -------
   Total dividends distributed                         (41,223) (34,823)          (418)    (154)        (7,524)  (7,634)
                                                       -------  -------        -------   ------        -------  -------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from shares issued in merger             150,364       --             --       --             --       --
     Proceeds from shares issued                       333,733  203,255        163,899   64,401        146,550   70,012
     Shares issued in lieu of cash distributions        31,663   20,015            383      148          6,287    6,218
     Cost of shares redeemed                          (277,258)(219,674)       (36,866)  (3,547)       (26,936) (32,574)
     Cost of shares redeemed in-kind                   (46,630)      --             --       --             --       --
                                                       -------  -------        -------   ------        -------  -------
     Increase in net assets from
       Class A transactions                            191,872    3,596        127,416   61,002        125,901   43,656
                                                       -------  -------        -------   ------        -------  -------
   Class D:
     Proceeds from shares issued                           183      146             --      --              --      --
     Shares issued in lieu of cash distributions            15       19             --      --              --      --
     Cost of shares redeemed                              (216)     (18)            --      --              --      --
                                                       -------  -------        -------   ------        -------  -------
     Increase (decrease) in net assets from
       Class D transactions                                (18)     147             --       --             --      --
                                                       -------  -------        -------   ------        -------  -------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                          191,854    3,743        127,416   61,002        125,901   43,656
                                                       -------  -------        -------   ------        -------  -------
         Net increase in net assets                    176,394   19,291        154,293   61,881        119,901   41,738
NET ASSETS:
   Beginning of period                                 347,845  328,554         67,181    5,300         84,318   42,580
                                                       -------  -------        -------   ------        -------  -------
   End of period                                      $524,239 $347,845       $221,474  $67,181       $204,219  $84,318
                                                       =======  =======        =======   ======        =======  =======
(1) CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued in merger                            14,954       --             --       --             --       --
     Shares issued                                      32,925   20,144         14,081    5,959         13,451    6,081
     Shares issued in lieu of cash distributions         3,215    2,037             34        1            570      559
     Shares redeemed                                   (27,199) (21,676)        (3,052)    (329)        (2,464)  (2,894)
     Shares redeemed in-kind                            (4,462)      --             --       --             --       --
                                                       -------  -------        -------   ------        -------  -------
     Total Class A transactions                         19,433      505         11,063    5,631         11,557    3,746
                                                       -------  -------        -------   ------        -------  -------
   Class D:
     Shares issued                                          18       15             --       --             --       --
     Shares issued in lieu of cash distributions             1        2             --       --             --       --
     Shares redeemed                                       (21)      (2)            --       --             --       --
                                                       -------  -------        -------   ------        -------  -------
     Total Class D transactions                             (2)      15             --       --             --       --
                                                       -------  -------        -------   ------        -------  -------
         Net increase in capital shares                 19,431      520         11,063    5,631         11,557    3,746
                                                       =======  =======        =======   ======        =======  =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
FOR THE PERIODS ENDED FEBRUARY 28, OR 29,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




      NET ASSET                                 DISTRIBUTIONS   DISTRIBUTIONS
        VALUE         NET     NET REALIZED AND    FROM NET          FROM                   NET ASSET          NET ASSETS
      BEGINNING   INVESTMENT     UNREALIZED      INVESTMENT   REALIZED CAPITAL    RETURN   VALUE END  TOTAL     END OF
      OF PERIOD  INCOME/(LOSS) GAINS/(LOSSES)    INCOME (4)        GAINS        OF CAPITAL OF PERIOD  RETURN  PERIOD (000)
---------------------------------------------------------------------------------------------------------------------------
--------------------
INTERNATIONAL EQUITY
--------------------
CLASS A
  1997   $10.00     $ 0.09       $ 0.47            $(0.07)       $(0.82)         $  --       $ 9.67    5.70%   $524,062
  1996     9.59       0.14         1.45             (0.19)        (0.99)            --        10.00   17.30     347,646
  1995    11.00       0.15        (0.97)              --          (0.59)            --         9.59   (7.67)    328,503
  1994     8.93       0.13         2.05             (0.11)          --              --        11.00   24.44     503,498
  1993     9.09       0.16         0.04             (0.36)          --              --         8.93    2.17     178,287
  1992     9.56       0.19        (0.36)            (0.30)          --              --         9.09   (1.63)     92,456
  1991     9.62       0.18        (0.14)              --          (0.01)         $(0.09)       9.56    0.36      35,829
CLASS D
  1997   $ 9.93     $ 0.05       $ 0.47            $(0.05)       $(0.82)         $  --       $ 9.58    5.39%   $    177
  1996     9.56       0.04         1.50             (0.18)        (0.99)            --         9.93   16.77         199
  1995(1) 10.81       0.01        (0.67)              --          (0.59)            --         9.56   (6.33)         51

-----------------------
EMERGING MARKETS EQUITY
-----------------------
CLASS A
  1997   $10.93     $ 0.01       $ 1.96            $(0.02)       $(0.01)         $ --        $12.87   18.02%   $221,474
  1996    10.27      (0.02)        0.72               --          (0.04)           --         10.93    6.83      67,181
  1995(2) 10.00       0.01         0.26               --           --              --         10.27    2.70       5,300

--------------------------
INTERNATIONAL FIXED INCOME
--------------------------
CLASS A
  1997   $10.77     $ 0.71       $(0.49)           $(0.38)       $(0.08)         $ --        $10.53    1.85%   $204,219
  1996    10.42       0.58         0.89             (1.02)        (0.10)           --         10.77   13.96      84,318
  1995    10.23       0.43         0.40             (0.62)        (0.02)           --         10.42    8.43      42,580
  1994(3) 10.00       0.14         0.18             (0.09)         --              --         10.23    6.41      23,678

                                                    RATIO OF
                                       RATIO OF  NET INVESTMENT
                          RATIO OF     EXPENSES   INCOME/(LOSS)
            RATIO OF   NET INVESTMENT TO AVERAGE   TO AVERAGE
            EXPENSES   INCOME/(LOSS)  NET ASSETS   NET ASSETS   PORTFOLIO  AVERAGE
           TO AVERAGE   TO AVERAGE    (EXCLUDING   (EXCLUDING   TURNOVER  COMMISSION
           NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)     RATE      RATE+
------------------------------------------------------------------------------------
--------------------
INTERNATIONAL EQUITY
--------------------
CLASS A
  1997        1.28%         1.11%         1.42%         0.97%        117%    $0.0172
  1996        1.25          1.29          1.29          1.25         102        n/a
  1995        1.19          1.30          1.21          1.28          64        n/a
  1994        1.10          1.46          1.24          1.32          19        n/a
  1993        1.10          1.80          1.53          1.37          23        n/a
  1992        1.10          2.07          1.52          1.65          79        n/a
  1991        1.10          3.52          1.64          2.98          14        n/a
CLASS D
  1997        1.55%         0.71%         1.65%         0.61%        117%    $0.0172
  1996        1.65          0.58          1.90          0.33         102        n/a
  1995(1)     1.47          0.42          1.48          0.41          64        n/a

-----------------------
EMERGING MARKETS EQUITY
-----------------------
CLASS A
  1997        1.95%        (0.04)%        2.55%        (0.64)%       100%    $0.0004
  1996        1.95         (0.23)         2.72         (1.00)        104        n/a
  1995(2)     1.95          1.79          4.98         (1.24)         --        n/a

--------------------------
INTERNATIONAL FIXED INCOME
--------------------------
CLASS A
  1997        1.00%         3.99%         1.39%         3.60%        352%       n/a
  1996        1.00          4.70          1.27          4.43         269        n/a
  1995        1.00          4.68          1.30          4.38         303        n/a
  1994(3)     1.00          3.81          1.61          3.20         126        n/a

(1) INTERNATIONAL EQUITY CLASS D SHARES WERE OFFERED BEGINNING MAY 1, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY CLASS A SHARES WERE OFFERED BEGINNING JANUARY 17, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(3) INTERNATIONAL FIXED INCOME CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 1, 1993. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(4) DISTRIBUTIONS FROM NET INVESTMENT INCOME INCLUDE DISTRIBUTIONS OF CERTAIN FOREIGN CURRENCY GAINS AND LOSSES.
+   AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND
    SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR EQUITY FUNDS FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

1. ORGANIZATION
SEI International Trust, (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.
     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with three portfolios: the International Equity Portfolio (formerly the Core International Equity Portfolio), the Emerging Markets Equity Portfolio and the International Fixed Income Portfolio (together the "Portfolios"). The Trust's prospectuses provide a description of each Funds investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Portfolios and Class D shares of the International Equity Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
     SECURITY VALUATION -- Investment securities that are listed on a securities exchange for which market quotations are readily available are valued by an independent pricing service at the last quoted sales price for such securities, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at amortized cost, which approximates market value.
     FEDERAL INCOME TAXES -- It is the intention of each Portfolio to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
     The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Portfolios may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty of the Portfolio.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     For foreign equity securities, the Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Portfolios do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

     The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolios may enter into forward foreign currency contracts as hedges against either specific transactions, portfolio positions or anticipated portfolio positions. The aggregate principal amounts of the contracts are not recorded as the Portfolios do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Portfolios realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.
     FUTURES CONTRACTS -- The International Equity Portfolio utilized futures contracts during the period ended February 28, 1997. The Portfolio's investment in these futures contracts is designed to enable the Portfolio to more closely approximate the performance of it's benchmark index.
     Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost
of) the closing transaction and the amount invested in the contract.
     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.
     CLASSES -- Class-specific expenses, such as Shareholder Servicing for Class A and 12b-1 and Transfer Agent for Class D, are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to the Portfolios on the basis of relative net assets.
     DISTRIBUTIONS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     Accordingly, for the International Equity Portfolio, $5,074,000 was reclassified from accumulated net realized gain on investments to paid in capital, $297,000 was reclassified from paid in capital to undistributed net investment income, and $404,000 was reclassified from undistributed net investment income to paid in capital. Also, $2,170,000, $623,000 and $1,624,000 was reclassified from accumulated net realized gain on investments to undistributed net investment income in the International Equity, Emerging Markets Equity and International Fixed Income Portfolios, respectively. In addition, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:
                                                    (000)
                                                 ----------
International Equity Portfolio                     $(531)
Emerging Markets Equity Portfolio                   (457)
International Fixed Income Portfolio              (1,329)

      These reclassifications have no effect on net assets or net asset value per share.

     OTHER -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investments securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the scientific interest method, which approxi-

================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

mates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS
SEI Fund Management (the "Manager") and the Trust are parties to a management agreement dated August 30, 1988, under which the Manager provides management, administrative and shareholder services to the Portfolio for an annual fee equal to .45% of the average daily net assets of the International Equity Portfolio,
 .60% of the average daily net assets of the International Fixed Income Portfolio, and .65% of the average daily net assets of the Emerging Markets Equity Portfolio. The Manager has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each Portfolio.
     SEI Financial Management Corporation ("SFM") acts as the investment advisor for the International Equity and the Emerging Markets Equity Portfolios. Under the Investment Advisory Agreement, SFM receives an annual fee of .505% of the average daily net assets of the International Equity Portfolio and 1.05% of the average daily net assets of the Emerging Markets Equity Portfolio.
     Pursuant to  Sub-Advisory  Agreements with SFM,  Acadian Asset  Management,
Inc.,   Farrell  Wako  Global   Investment   Management,   Inc.,  Lazard  London
International Investment Management Limited, Seligman Henderson Co., Yamaichi Capital Management, Inc. and Yamaichi Capital Management (Singapore) Limited serve as Sub-Advisers to the International Equity Portfolio, and Parametric Portfolio Associates, Yamaichi Capital Management, Inc., Yamaichi Capital
Management   (Singapore)  Limited,   Montgomery  Asset  Management,   L.P.,  and
Coronation Asset Management (Proprietary) Limited, serve as Sub-Advisers to the Emerging Markets Equity Portfolio.
     Strategic Fixed Income, L.P., the adviser for the International Fixed Income Portfolio, is a party to an investment advisory agreement with the Trust dated June 15, 1993. Under the investment advisory agreement, Strategic Fixed Income, L.P., receives an annual fee of up to .30% of the average daily net assets of the Portfolio. Strategic Fixed Income, L.P., has voluntarily agreed to waive all or a portion of its fee, in conjunction with the Manager, in order to limit the total operating expenses of the Portfolio.
     SEI  Financial  Services  Company  (the   "Distributor"),   a  wholly-owned
subsidiary of SEI Investments and a registered broker-dealer, serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. Effective April 15, 1996, the Trust adopted a shareholder servicing plan ("the Class A Plans") pursuant to which a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class A shares are paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing certain shareholder and administrative services.
     The International Equity Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to which a 12b-1 fee of up to .30% of the average daily net assets attributable to the Class D shares is paid to the Distributor. As of February 28, 1997, the Distributor was taking a fee under the Class D Plan of only .25% of the average daily net assets attributable to Class D shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under both the Class A Plan and the Class D Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. In addition, Class D shares incur transfer agency fee of up to .15% of the average daily net assets. Class D is also subject to a 5% sales load on purchases of shares.
     Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the Manager. Compensation of Officers and affiliated Trustees is paid by the Manager.
     For the year ended February 28, 1997, the Portfolios paid commissions of $1,037,095 to affiliated broker-dealers.

4. ORGANIZATIONAL COSTS
Organizational costs have been capitalized by the Portfolios and are being amortized using the straight line method over sixty months beginning with the commencement of operations. In the event any of the initial shares of a Portfolio acquired by the Manager are redeemed during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the Manager by the Portfolio will be reduced by an amount equal to a pro-rata portion of the unamortized organizational costs.

5. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolios enter into forward foreign currency exchange contracts as hedges against portfolio positions and anticipated portfolio positions. Such contracts, which are designed to protect the value of the Portfolio's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contracts were outstanding at February 28, 1997:

                                        IN      UNREALIZED
      MATURITY        CONTRACTS TO   EXCHANGE  APPRECIATION
        DATES        DELIVER/RECEIVE   FOR    (DEPRECIATION)
----------------     --------------- -------- --------------
INTERNATIONAL FIXED INCOME PORTFOLIO:
-------------------------------------
FOREIGN CURRENCY SALES:
3/7/97           AD         48,292 $    37,638  $       138
3/7/97           CD     13,891,691  10,359,957      192,008
3/7/97-3/26/97   CH     99,900,775  70,049,749    2,204,423
3/7/97           DK     45,854,894   7,415,953      289,506
3/7/97-3/26/97   DM    126,458,664  77,009,372    2,020,174
3/7/97           FF    170,389,745  31,493,687    1,568,978
3/7/97-3/26/97   IT 81,399,998,771  50,542,247    2,417,418
3/7/97-3/26/97   JY  7,646,922,189  63,498,777       29,510
3/7/97-3/26/97   NG     25,867,701  14,363,204      724,585
3/7/97           NK     46,989,905   7,050,853       63,474
3/7/97           SK     34,997,649   4,917,298      248,161
3/7/97-3/26/97   SP  1,436,149,697  10,490,853      471,448
3/7/97           UK     41,599,952  67,843,570      123,177
                                  ------------  -----------
                                  $415,073,158  $10,353,000
                                  ============  -----------

FOREIGN CURRENCY PURCHASES:
3/7/97           AD        780,424 $   605,375 $       657
3/7/97           BF     50,165,364   1,510,939     (69,589)
3/7/97           CD     18,810,147  14,062,856    (294,869)
3/7/97-3/26/97   CH     85,965,952  60,963,402  (2,576,018)
3/7/97           DK     58,754,830   9,434,592    (303,328)
3/4/97-3/26/97   DM    183,510,219 111,628,479  (2,823,960)
3/26/97          FF     13,084,524   2,315,845     (15,187)
3/7/97-3/26/97   IT 56,966,171,560  35,180,353  (1,495,885)
3/7/97-3/26/97   JY 13,380,588,076 110,995,555     108,069
3/7/97           NK     36,884,826   5,702,339    (217,581)
3/7/97           SK     28,013,035   3,823,748     (86,449)
3/7/97           SP  1,071,840,260   7,810,177    (332,008)
3/7/97-3/26/97   UK     42,020,948  69,238,856    (840,147)
                                  ------------  -----------
                                  $433,272,516 $(8,946,295)
                                  ============  ===========
CURRENCY LEGEND
AD    Australian Dollar   IT    Italian Lira
BF    Belgian Franc       JY    Japanese Yen
CD    Canadian Dollar     NG    Netherlands Guilder
CH    Swiss Frank         NK    Norwegian Krone
DK    Danish Kroner       SK    Swedish Krona
DM    German Mark         SP    Spanish Peseta
FF    French Franc        UK    British Pounds Sterling

6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the period ended February 28, 1997, were as follows:

                                       PURCHASES   SALES
                                         (000)     (000)
                                       --------- --------
International Equity Portfolio         $563,129  $517,597
Emerging Markets Equity Portfolio       211,171   140,900
International Fixed Income Portfolio    544,305   437,661

     The International Fixed Income Portfolio purchased $9,556,104 and sold $9,348,372 in U.S. government securities, during the period ended February 28, 1997.

     For Federal income tax purposes, the cost of securities owned at February 28, 1997 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at February 28, 1997 for the Portfolios is as follows:
                                                       NET
                           APPRECIATED DEPRECIATED  UNREALIZED
                           SECURITIES  SECURITIES  APPRECIATION
                              (000)       (000)       (000)
                           ----------- ----------- ------------
International Equity
   Portfolio                 $49,068 $(36,740)    $12,328
Emerging Markets Equity
   Portfolio                  33,075   (4,509)     28,566
International Fixed
   Income Portfolio              211   (7,727)     (7,516)

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net realized losses incurred from each November 1 to the end of

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

its fiscal year ("post-October losses"). From November 1, 1996 through February 28, 1997, the International Equity, Emerging Markets Equity and International Fixed Income Portfolios incurred net realized foreign currency exchange losses of $217,570, $116,203 and $1,586,983, respectively, which have been deferred to the fiscal year ending February 28, 1998.

7. FUTURES CONTRACTS
The International Equity Portfolio had the following futures contracts open as of February 28, 1997:

  CONTRACT      NUMBER OF   TRADE   SETTLEMENT  UNREALIZED
 DESCRIPTION    CONTRACTS   PRICE      MONTH    GAIN/(LOSS)
-------------   ---------   -----   ----------  -----------
IBEX 35 Index      20      5,464.50 March 1997  $(26,020)
IBEX 35 Index       1      5,415.00 March 1997      (956)
IBEX 35 Index       1      5,418.00 March 1997      (977)
IBEX 35 Index       4      5,341.00 March 1997    (1,758)
IBEX 35 Index       2      5,355.00 March 1997    (1,074)
IBEX 35 Index       3      5,333.00 March 1997    (1,151)
IBEX 35 Index       1      5,361.00 March 1997      (579)

CAC 40 Index        3      2,609.50 March 1997     1,514
CAC 40 Index        5      2,637.13 March 1997    (2,326)
CAC 40 Index        1      2,635.00 March 1997      (391)
CAC 40 Index        8      2,582.00 March 1997    11,760
CAC 40 Index        2      2,563.50 March 1997     4,239
CAC 40 Index        2      2,572.00 March 1997     3,642
CAC 40 Index        1      2,612.63 March 1997       395
CAC 40 Index        2      2,622.63 March 1997        88
CAC 40 Index        1      2,637.13 March 1997      (465)

DAX Index           1      3,196.00 March 1997     3,842
DAX Index           2      3,253.00 March 1997       931
DAX Index           1      3,258.00 March 1997       169
DAX Index           3      3,197.00 March 1997    11,348
DAX Index           1      3,175.00 March 1997     5,086
DAX Index           1      3,196.00 March 1997     3,842
DAX Index           1      3,245.00 March 1997       939
DAX Index           1      3,275.00 March 1997      (838)

FT-SE 100 Index     1      4,294.00 March 1997      (377)
FT-SE 100 Index     2      4,297.00 March 1997      (998)
FT-SE 100 Index     1      4,320.00 March 1997    (1,437)
FT-SE 100 Index     1      4,322.00 March 1997    (1,519)
FT-SE 100 Index     1      4,323.00 March 1997    (1,560)
FT-SE 100 Index     1      4,335.00 March 1997    (2,049)
FT-SE 100 Index     5      4,328.00 March 1997    (8,818)
FT-SE 100 Index     1      4,323.00 March 1997    (1,560)
FT-SE 100 Index     2      4,314.00 March 1997    (2,385)
FT-SE 100 Index     1      4,341.00 March 1997    (2,294)
FT-SE 100 Index     1      4,328.00 March 1997    (1,764)
FT-SE 100 Index     1      4,320.00 March 1997    (1,437)


  CONTRACT      NUMBER OF   TRADE   SETTLEMENT  UNREALIZED
 DESCRIPTION    CONTRACTS   PRICE      MONTH    GAIN/(LOSS)
-------------   ---------   -----   ----------  -----------
Hang Seng Index      4     13,600.00 March 1997   (8,652)
Hang Seng Index      3     13,060.00 March 1997    3,971
Hang Seng Index      1     13,450.00 March 1997   (1,194)
Hang Seng Index      1     13,620.00 March 1997   (2,292)
Hang Seng Index      1     13,440.00 March 1997   (1,130)

Australia Ords Index 1      2,442.00 March 1997     (299)
Australia Ords Index 2      2,445.00 March 1997     (714)
Australia Ords Index 3      2,500.00 March 1997   (4,273)
Australia Ords Index 4      2,486.00 March 1997   (4,611)
Australia Ords Index 1      2,456.00 March 1997     (571)
Australia Ords Index 1      2,481.00 March 1997   (1,056)
Australia Ords Index 1      2,494.00 March 1997   (1,308)
Australia Ords Index 1      2,465.00 March 1997     (745)
Australia Ords Index 1      2,455.00 March 1997     (551)

Nikkei 225 Index     6     18,140.00 March 1997   11,061
Nikkei 225 Index     4     18,100.00 March 1997    8,037
Nikkei 225 Index     4     17,890.00 March 1997   11,517
Nikkei 225 Index    11     18,700.00 March 1997   (5,241)
Nikkei 225 Index     3     18,560.00 March 1997      311
Nikkei 225 Index     2     18,660.00 March 1997     (621)
Nikkei 225 Index    12     18,800.00 March 1997  (10,689)
Nikkei 225 Index     3     19,175.00 March 1997   (7,333)
Nikkei 225 Index     2     19,160.00 March 1997   (4,764)
Nikkei 225 Index     5     18,840.00 March 1997   (5,282)
Nikkei 225 Index     2     18,990.00 March 1997   (3,356)
                                               ---------
                                                $(20,486)
                                               =========

8. CONCENTRATION OF RISKS
Each Portfolio invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Portfolio invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Portfolio to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

9. FUND MERGERS
Effective March 25, 1996, all the assets and liabilities of the European Equity Portfolio and Pacific Basin Equity Portfolio were transferred to the International Equity Portfolio in a tax-free reorganization pursuant to a Reorganization Agreement approved by the shareholders. The net asset value of the European Equity and Pacific Basin Equity Portfolios of $81,709,082 and $68,655,364, respectively, which included unrealized appreciation on securities of $10,123,410 and $2,186,528, respectively, and unrealized depreciation in foreign currency of $2,170 and $329, were transferred to the International
Equity Portfolio, in exchange for 8,126,302 and 6,828,057 shares respectively, of the International Equity Portfolio; those shares were then distributed to shareholders in liquidation of the European Equity and Pacific Basin Equity Portfolios.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

To the Shareholders and Trustees
SEI International Trust

In our opinion, the accompanying statements of net assets (and, for International Fixed Income Portfolio, the statement of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity, Emerging Markets Equity and International Fixed Income Portfolios (constituting SEI International Trust, hereafter referred to as the "Trust") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Philadelphia, PA
April 9, 1997

SHAREHOLDERS VOTING RESULTS (UNAUDITED)
================================================================================

     There was a special meeting scheduled for March 15, 1996 at which the shareholders of the International Equity Portfolio (the "Portfolio") voted on a series of proposals (the "Proposals"). The proposals and the results of the shareholder meeting are set forth below.

PROPOSAL 1: To approve or disapprove the selection of Schroder Capital Management International Limited ("Schroder") as Investment Sub-Adviser for the Portfolio, and to approve or disapprove the Investment Sub-Advisory Agreement between SEI Financial Management Corporation ("SFM" or "Adviser") and Schroder relating to the Portfolio.

                                 SHARES VOTED
                                 ------------
            For                   17,659,400
            Against                   45,468
            Abstain                  167,635
            Broker Non-Vote                0


PROPOSAL 2: To approve or disapprove the selection of Morgan Grenfell Investment Services Limited ("Morgan Grenfell") as Investment Sub-Adviser for the Portfolio, and to approve or disapprove the Investment Sub-Advisory Agreement between SFM and Morgan Grenfell relating to the Portfolio.

                                 SHARES VOTED
                                 ------------
            For                   17,677,064
            Against                   40,629
            Abstain                  154,810
            Broker Non-Vote                0


PROPOSAL 3: To approve or disapprove an Amended Investment Sub-Advisory Agreement between SFM and Acadian Management, Inc. ("Acadian") which would increase the sub-advisory fee paid to Acadian by SFM.

                                 SHARES VOTED
                                 ------------
            For                   16,911,937
            Against                  389,829
            Abstain                  169,555
            Broker Non-Vote          401,182

PROPOSAL 4: To approve or disapprove an Amended Investment Advisory Agreement between the Portfolio and SFM which would increase the advisory fee paid to SFM.

                                 SHARES VOTED
                                 ------------
            For                   16,873,568
            Against                  427,017
            Abstain                  170,736
            Broker Non-Vote          401,182


     There was a special meeting scheduled for March 15, 1996 at which the shareholders of the European Equity and Pacific Basin Equity Funds (the "Portfolios") voted on a proposal (the "Proposal"). The proposal and results of the shareholder meeting are set forth below.


PROPOSAL 1: The approval or disapproval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of substantially all of the assets and liabilities of the European Equity and the Pacific Basin Equity Portfolio to the International Equity Portfolio in exchange for Class A Shares of the International Equity Portfolio; (ii) the distribution of the International Equity Portfolio Shares so received to shareholders of the Pacific Basin Equity Portfolio; and (iii) the termination under state law of the Pacific Basin Equity Portfolio.

European Equity Portfolio:

                                 SHARES VOTED
                                 ------------
            For                    3,063,788
            Against                   46,127
            Abstain                   50,364


Pacific Basin Equity Portfolio:

                                 SHARES VOTED
                                 ------------
            For                    3,582,944
            Against                   66,922
            Abstain                   49,330

SHAREHOLDERS VOTING RESULTS (CONTINUED) (UNAUDITED)
================================================================================

     There was a special meeting scheduled for April 30, 1996 at which the shareholders of the International Fixed Income Portfolio (the "Portfolio") voted on a series of proposals ("the Proposals"). The meeting was adjourned until June 28, 1996, however, none of the Proposals passed due to a failure to reach quorum within 60 days of the meeting date. The Proposals and results of the shareholder meeting are set forth below.

PROPOSAL 1: To eliminate the Portfolio's fundamental limitations concerning diversification and the acquisition of more than 10% of the outstanding voting securities of any one issuer.

                                 SHARES VOTED
                                 ------------
            For                    3,077,302
            Against                  511,516
            Abstain                  129,733


PROPOSAL 2: To amend the Portfolio's fundamental limitation concerning industry concentration.

                                 SHARES VOTED
                                 ------------
            For                    3,300,537
            Against                  264,782
            Abstain                  153,232


PROPOSAL 3: To amend the Portfolio's fundamental limitation concerning borrowing to enhance the Portfolio's ability to borrow money.

                                 SHARES VOTED
                                 ------------
            For                    3,253,043
            Against                  299,939
            Abstain                  165,569


PROPOSAL 4: To amend the Portfolio's fundamental limitation concerning making loans to enhance the Portfolio's ability to make loans.

                                 SHARES VOTED
                                 ------------
            For                    3,285,583
            Against                  296,625
            Abstain                  136,343

PROPOSAL 5: To reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

                                 SHARES VOTED
                                 ------------
            For                    3,292,908
            Against                  258,736
            Abstain                  166,908


PROPOSAL 6: To reclassify  the  Portfolio's  fundamental  limitation  concerning
investment   in   securities   for  the   purpose  of   exercising   control  as
non-fundamental.

                                 SHARES VOTED
                                 ------------
            For                    3,355,129
            Against                  219,874
            Abstain                  143,548


PROPOSAL  7:  To  amend  the  Portfolio's   fundamental   limitation  concerning
investment in real estate and commodities to clarify the Portfolio's ability to invest in commodities contracts relating to financial instruments.

                                 SHARES VOTED
                                 ------------
            For                    3,182,261
            Against                  404,927
            Abstain                  131,363


PROPOSAL 8: To reclassify the Portfolio's fundamental limitation concerning short sales and margin sales as non-fundamental, and to amend certain language.

                                 SHARES VOTED
                                 ------------
            For                    3,145,445
            Against                  438,897
            Abstain                  134,209
36

PROPOSAL 9: To reclassify the Portfolio's fundamental investment limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

                                 SHARES VOTED
                                 ------------
            For                    3,338,906
            Against                  242,612
            Abstain                  137,032


PROPOSAL 10: To amend the Portfolio's fundamental limitation concerning the issuance of senior securities to clarify the Portfolio's ability to issue senior securities.

                                 SHARES VOTED
                                 ------------
            For                    3,138,395
            Against                  446,834
            Abstain                  133,322



PROPOSAL 11: To reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

                                 SHARES VOTED
                                 ------------
            For                    3,040,487
            Against                  547,917
            Abstain                  130,147


PROPOSAL 12: To reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of total assets in securities of companies with less than three years of operating history as non-fundamental.

                                 SHARES VOTED
                                 ------------
            For                    3,312,687
            Against                  281,404
            Abstain                  124,460

PROPOSAL 13: To reclassify the Portfolio's fundamental limitation concerning investment in restricted securities as non-fundamental, and to amend certain language.

                                 SHARES VOTED
                                 ------------
            For                    3,080,522
            Against                  503,929
            Abstain                  134,100


PROPOSAL 14: To authorize the Board of Trustees to appoint additional or replacement sub-advisers for the Portfolio without seeking approval of the Shareholders of the contracts pursuant to which such sub-advisers serve.

                                 SHARES VOTED
                                 ------------
            For                    3,361,475
            Against                  179,242
            Abstain                  177,834


PROPOSAL 15: To approve the selection of SFM as the Investment Adviser for the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

                                 SHARES VOTED
                                 ------------
            For                    3,469,393
            Against                  119,067
            Abstain                  130,091


PROPOSAL  16:  To  approve  the  selection  of  Strategic  Fixed  Income,   L.P.
("Strategic") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Strategic.

                                 SHARES VOTED
                                 ------------
            For                    3,433,005
            Against                  122,045
            Abstain                  163,501

SHAREHOLDERS VOTING RESULTS (CONCLUDED) (UNAUDITED)
================================================================================

         There was a special meeting scheduled for July 5, 1996 at which the shareholders of the SEI International Trust voted on a proposal to elect a new Board of Trustees. Due to a lack of quorum on July 5, 1996, the meeting was adjourned until August 14, 1996. The name of each Trustee elected at the meeting and the results of the Shareholder Vote are listed below. There are no additional trustees whose term of office continued after the meeting.


PROPOSAL 1: To consider and act upon a proposal to elect a Board of Trustees.

TRUSTEE                      SHARES           SHARES
--------                     ------           ------
                             VOTED           WITHHELD
                             ------          --------
                             "FOR"          AUTHORITY
                             ------         ---------
Robert A Nesher             41,157,709        273,208
Frank E. Morris             41,160,705        270,212
William M. Doran            41,162,075        268,842
F. Wendell Gooch            41,163,507        267,410
James M. Storey             41,162,075        268,842
George J. Sullivan, Jr.     41,162,075        268,842

NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

For shareholders that do not have a February 28, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 1997 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended February 28, 1997 the Portfolios of the SEI International Trust are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                 (A)                (B)
                              LONG TERM          ORDINARY
                            CAPITAL GAINS         INCOME               TOTAL
                            DISTRIBUTIONS      DISTRIBUTIONS       DISTRIBUTIONS
PORTFOLIO                    (TAX BASIS)        (TAX BASIS)         (TAX BASIS)
----------                  -------------      -------------       -------------
International Equity              59%                41%               100%
Emerging Markets Equity            1%                99%               100%
International Fixed Income         2%                98%               100%

                                 (C)                (D)                 (E)
                             QUALIFYING         TAX-EXEMPT            FOREIGN
PORTFOLIO                   DIVIDENDS(1)         INTEREST           TAX CREDIT
----------                  ------------        ----------          ----------
International Equity               0%                0%                40%(3)
Emerging Markets Equity            0%                0%                40%
International Fixed Income         0%                0%                 0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) See attached notice which details the per share amount of foreign taxes paid by country and the per share amount of each dividend that represents income derived from sources within each country.
(3) This amount represents the Foreign Tax Credit for Class A. The Foreign Tax Credit for Class D is 59%.

* Items (A) and (B) are based on the percentage of each fund's total distribution.
** Item (C) and (E)are based on the percentage of ordinary income of each fund. *** Item (D) is based on the percentage of gross income of each fund.

NOTICE TO SHAREHOLDERS (CONCLUDED) (UNAUDITED)
================================================================================
SEI INTERNATIONAL TRUST -- FEBRUARY 28, 1997

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

The SEI International Trust International Equity Portfolio and Emerging Markets Equity Portfolio have made an election under Section 853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended February 28, 1997. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return and 2) held shares of the Portfolio on the dividend record date of December 31, 1996 and satisfy the applicable requirements of the Code.
     The amount per share of income from and foreign taxes paid to each country is listed in the following schedules:

INTERNATIONAL EQUITY PORTFOLIO
                       CLASS A             CLASS D
                 GROSS     FOREIGN     GROSS     FOREIGN
COUNTRY        DIVIDEND  TAXES PAID  DIVIDEND  TAXES PAID
Australia       $0.0059    $0.0007    $0.0042   $0.0007
Austria          0.0004     0.0001     0.0003    0.0001
Belgium          0.0026     0.0007     0.0020    0.0007
Canada           0.0026     0.0008     0.0020    0.0008
Denmark          0.0005     0.0002     0.0004    0.0002
Finland          0.0004     0.0001     0.0003    0.0001
France           0.0086     0.0031     0.0068    0.0031
Germany          0.0049     0.0012     0.0037    0.0012
Hong Kong        0.0041     0.0000     0.0028    0.0000
Ireland          0.0000     0.0000     0.0000    0.0000
Italy            0.0021     0.0006     0.0016    0.0006
Japan            0.0121     0.0039     0.0094    0.0039
Malaysia         0.0023     0.0010     0.0018    0.0010
Netherlands      0.0074     0.0024     0.0059    0.0024
New Zealand      0.0014     0.0004     0.0011    0.0004
Norway           0.0013     0.0004     0.0010    0.0004
Singapore        0.0020     0.0009     0.0016    0.0009
Spain            0.0050     0.0015     0.0039    0.0015
Sweden           0.0017     0.0006     0.0013    0.0006
Switzerland      0.0023     0.0007     0.0018    0.0007
United
   Kingdom       0.0319     0.0103     0.0248    0.0103
United States    0.0046     0.0000     0.0031    0.0000
               --------    -------   --------   -------
                $0.1041    $0.0296    $0.0798   $0.0296
               ========    =======   ========   =======

EMERGING MARKETS EQUITY PORTFOLIO
                               GROSS           FOREIGN
COUNTRY                      DIVIDEND        TAXES PAID
Argentina                     $0.0004          $0.0000
Brazil                         0.0060           0.0019
Czech Republic                 0.0008           0.0002
Greece                         0.0004           0.0000
Hong Kong                      0.0003           0.0000
Hungary                        0.0000           0.0000
Indonesia                      0.0007           0.0004
Israel                         0.0000           0.0000
Mexico                         0.0011           0.0000
Malaysia                       0.0044           0.0031
Peru                           0.0002           0.0000
Philippines                    0.0003           0.0002
Pakistan                       0.0000           0.0000
Poland                         0.0000           0.0000
Portugal                       0.0008           0.0001
Thailand                       0.0003           0.0001
Turkey                         0.0001           0.0000
Venezuela                      0.0000           0.0000
South Africa                   0.0024           0.0009
Switzerland                    0.0000           0.0000
United States                  0.0068           0.0002
                             --------         --------
                              $0.0250          $0.0071
                             ========         ========
40

NOTES

NOTES

NOTES

================================================================================
SEI INTERNATIONAL TRUST
================================================================================
ANNUAL REPORT
================================================================================
FEBRUARY 28, 1997


Robert A. Nesher
CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
Frank E. Morris
James M. Storey
George J. Sullivan, Jr.

OFFICERS
David G. Lee
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Mark E. Nagle
CONTROLLER, CHIEF FINANCIAL OFFICER
Marc H. Cahn
VICE PRESIDENT, ASSISTANT SECRETARY
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Barbara A. Nugent
VICE PRESIDENT, ASSISTANT SECRETARY
Sandra K. Orlow
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
Kathryn L. Stanton
VICE PRESIDENT, ASSISTANT SECRETARY
Richard W. Grant
SECRETARY

INVESTMENT ADVISORS
INTERNATIONAL EQUITY PORTFOLIO
SEI Financial Management Corporation

EMERGING MARKETS EQUITY PORTFOLIO
SEI Financial Management Corporation

INTERNATIONAL FIXED INCOME PORTFOLIO
Strategic Fixed Income L.P.

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Fund Management

DISTRIBUTOR
SEI Financial Services Company

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE SEI FUNDS, IS NOT AFFILIATED WITH ANY BANK.

FOR MORE INFORMATION CALL 1-800-DIAL-SEI/1-800-342-5734

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FINANCIAL
SERVICES
COMPANY
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800-DIAL-SEI/800-342-5734

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